UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10255

Nuveen Dividend Advantage Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
April 30, 2011

Nuveen Performance Plus Municipal Fund, Inc.
NPP

Nuveen Municipal Advantage Fund, Inc.
NMA

Nuveen Municipal Market Opportunity Fund, Inc.
NMO

Nuveen Dividend Advantage Municipal Fund
NAD

Nuveen Dividend Advantage Municipal Fund 2
NXZ

Nuveen Dividend Advantage Municipal Fund 3
NZF

April

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”).
Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Dividend and Share Price Information	11

Performance Overviews	12

Portfolios of Investments	18

Statement of Assets and Liabilities	81

Statement of Operations	83

Statement of Changes in Net Assets	84

Statement of Cash Flows	86

Financial Highlights	88

Notes to Financial Statements	94

Board Approval of Sub-Advisory Arrangements	107

Reinvest Automatically, Easily and Conveniently	108

Glossary of Terms Used in this Report	110

Other Useful Information	115

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of May 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 91% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)

Portfolio managers Tom Spalding and Paul Brennan review key investment strategies and the six-month performance of these six national Funds. A 34-year veteran of Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. With 20 years of industry experience, including 14 years at Nuveen, Paul assumed portfolio management responsibility for NZF in 2006.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2011?

After rallying strongly through most of 2010, municipal bond prices generally declined during this six-month period, impacted by investor concerns about inflation, the federal deficit and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of many state and local governments. As a result, money began to flow out of municipal bond funds, as yields rose and valuations declined. Toward the end of this period, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields and rising valuations.

The municipal bond market also was affected by a significant decline in new tax-exempt issuance during this period. One reason for this decrease was the heavy issuance of taxable municipal debt at the end of 2010 under the Build America Bond (BAB) program. During November and December 2010, taxable BABs issuance nationwide totaled $31.5 billion, accounting for 34.5% of new bonds in the municipal market. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for these Funds. The BAB program expired December 31, 2010, after Congress failed to include legislation extending the program in the tax bill it passed earlier that month. In addition to the BAB program’s impact on tax-exempt issuance during the November-December period, borrowers trying to take advantage of the program’s favorable terms before its termination at year end accelerated issuance that potentially would have come to market as tax-exempt bonds in 2011, choosing instead to issue taxable BABs during the last two months of 2010. Due in part to this, national municipal issuance was down 49% for the first four months of 2011 compared with the same period in 2010.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

Because of the constrained issuance of tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, we found value in essential services sectors such as health care, transportation, (specifically toll roads and airports), and general obligation and other tax-supported bonds issued by state and local governments for infrastructure projects. NPP, NMA, NMO, NAD and NXZ also bought some industrial development revenue bonds with good call protection. The majority of our purchases were sector-based rather than geographically focused, although we continued to keep our holdings well diversified by state. For the most part, the Funds focused on longer bonds in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchases of longer bonds also protected the Funds’ durations and yield curve positionings.

During the last months of 2010, some of our investment activity resulted from opportunities created by the provisions of the BAB program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally did not qualify for the BAB program and continued to issue bonds in the tax-exempt municipal market. In addition, bonds with proceeds earmarked for refundings, working capital and private activities were not covered by the BAB program, and this resulted in attractive opportunities in other sectors of the market, such as airports.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds as fully invested as possible. Overall, selling was minimal.

As of April 30, 2011, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 4/30/11

Fund	6-Month	1-Year	5-Year	10-Year
NPP	-5.76%	-0.40%	3.78%	5.40%
NMA	-6.13%	-0.29%	3.35%	5.43%
NMO	-7.94%	-3.27%	2.44%	4.56%
NAD	-6.81%	-1.30%	3.31%	5.75%
NXZ	-5.88%	-3.17%	3.16%	5.98%
NZF	-3.63%	1.40%	4.17%	N/A

Standard & Poor’s (S&P) National Municipal Bond Index1	-1.99%	1.98%	4.18%	4.94%
Lipper General Leveraged Municipal Debt Funds Average2	-5.81%	0.10%	3.04%	5.25%

*	Six-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.
1
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

2
The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6-month, 74 funds; 1-year, 73 funds; 5-year, 70 funds; and 10-year, 51 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

6	Nuveen Investments

For the six months ended April 30, 2011, the cumulative returns on common share net asset value (NAV) for these six Funds underperformed the return for the Standard & Poor’s (S&P) National Municipal Bond Index. For the same period, NPP and NZF exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average, NXZ performed in line with this benchmark, and NMA, NMO and NAD lagged the Lipper group average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of leverage also had an impact on the Funds’ performance. Leverage is discussed in more detail below.

During this period, municipal bonds with shorter maturities generally outperformed other maturity categories, with credits at the longest end of the yield curve posting the weakest returns. The underperformance of longer bonds was due in part to the rise in municipal yields at the longer end of the curve. Among these six Funds, NZF and NXZ were the most advantageously situated in terms of duration and yield curve positioning, with more exposure to the outperforming shorter part of the yield curve. The other four Funds had longer durations, and their greater exposure to the underperforming long part of the curve detracted from their performance for this period. Overall, variations in duration and yield curve positioning among the Funds accounted for the majority of the differences in performance.

Credit exposure also played a role in performance. During the market reversal of late 2010, as the redemption activity in high-yield funds increased, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB generally underper-formed those rated AAA. As of April 30, 2011, NMA, NMO, and NAD had the heaviest weightings of bonds rated BBB, while NZF held the fewest BBB rated bonds as well as the largest allocation of bonds rated AAA.

Holdings that generally helped the Funds’ returns included housing, resource recovery, and general obligation and other tax-supported bonds. In general, these Funds had relatively light exposures to housing, which limited their participation in the performance of this sector. During this period, pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the strongest performers, primarily due to their shorter effective maturities and higher credit quality. As of April 30, 2011, NXZ had the largest exposure to pre-refunded bonds among these Funds, while NAD had the smallest allocation. In contrast, the industrial development revenue, health care and transportation sectors turned in relatively weaker performance. NMA and NAD, in particular, were heavily weighted in the health care sector, which hampered their performance.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the

Nuveen Investments	7

use of leverage. This is what happened in these Funds during the period, as the use of leverage hurt their overall performance.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NMA, NAD, NXZ and NZF) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its

8	Nuveen Investments

shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including NAD, NXZ and NZF) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of April 30, 2011, the amount of ARPS redeemed at par by the Funds is as shown in the accompanying table.

Fund	ARPS Redeemed	% of Original ARPS
NPP	$479,000,000	100.0%
NMA	$358,000,000	100.0%
NMO	$380,000,000	100.0%
NAD	$174,925,000	59.3%
NXZ	$222,000,000	100.0%
NZF	$143,600,000	46.0%

MTP Shares

As of April 30, 2011, and as noted in a previous shareholder report, the following Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table.

Fund	MTP Shares at Liquidation Value
NAD	$144,300,000
NZF	$70,000,000

During the current reporting period, the following Fund completed the issuance of MTP Shares as shown in the accompanying table. The net proceeds from this offerings was used to refinance a portion of the Fund’s outstanding ARPS at par. The newly-issued MTP Shares trade on the New York Stock Exchange (NYSE). These MTP Shares are included in the total amount of MTP Shares outstanding in the preceding table.

Fund	MTP Shares Issued at Liquidation Value	MTP Series	Annual Interest Rate	NYSE Ticker
NZF	$70,000,000	2016	2.80%	NZF PrC

Nuveen Investments	9

VMTP Shares

During the current reporting period, the following Fund completed the issuance of VMTP Shares as shown in the accompanying table. The net proceeds from this offering was used to refinance the Fund’s remaining outstanding ARPS at par.

Fund	VMTP Series	VMTP Shares Issued at Liquidation Value
NPP	2014	$421,700,000

As noted previously, VMTP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other funds. VMTP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

VRDP Shares

As of April 30, 2011, and as noted in a previous shareholder report, the following Funds have issued and outstanding VRDP Shares, at liquidation value, as shown in the accompanying table.
Fund	VRDP Shares at Liquidation Value
NMA	$296,800,000
NMO	$350,900,000
NXZ	$196,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP, VMTP and VRDP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $10.0 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matter

During May 2011, Nuveen Securities, LLC entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

10	Nuveen Investments

Common Share Dividend
and Share Price Information

The monthly dividends of all six Funds in this report remained stable throughout the six-month reporting period ended April 30, 2011.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions in December 2010 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NPP	$0.0905	$0.0081
NZF	$0.0156	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2011, all six of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of April 30, 2011, and during the six-month reporting period, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	4/30/11 (-)Discount	Six-Month Average (-)Discount
NPP	(-)3.62%	(-)3.92%
NMA	(-)2.91%	(-)2.86%
NMO	(-)0.96%	(-)0.92%
NAD	(-)3.48%	(-)4.52%
NXZ	(-)3.58%	(-)4.41%
NZF	(-)3.58%	(-)4.48%

Nuveen Investments	11

NPP	Nuveen Performance
Performance	Plus Municipal
OVERVIEW	Fund, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.33
Common Share Net Asset Value (NAV)	$13.83
Premium/(Discount) to NAV	-3.62%
Market Yield	7.07%
Taxable-Equivalent Yield1	9.82%
Net Assets Applicable to Common Shares ($000)	$829,253

Leverage (as a % of managed assets)
Structural Leverage	32.19%
Effective Leverage	36.70%

Average Annual Total Return (Inception 6/22/89)
	On Share Price	On NAV
6-Month (Cumulative)	-7.33%	-5.76%
1-Year	0.43%	-0.40%
5-Year	4.46%	3.78%
10-Year	5.91%	5.40%

States4 (as a % of total investments)
Illinois	17.2%
California	13.4%
Colorado	6.4%
Florida	4.9%
New Jersey	4.6%
Ohio	4.2%
Texas	4.0%
Nevada	3.5%
New York	3.4%
Massachusetts	3.0%
Michigan	2.5%
Washington	2.4%
Pennsylvania	2.3%
Louisiana	2.2%
Puerto Rico	2.1%
Indiana	2.0%
South Carolina	1.9%
Minnesota	1.6%
Iowa	1.6%
Arizona	1.5%
Virginia	1.5%
Other	13.8%

Portfolio Composition4 (as a % of total investments)
Tax Obligation/Limited	17.6%
Transportation	16.5%
Health Care	13.9%
U.S. Guaranteed	13.8%
Tax Obligation/General	13.2%
Utilities	7.7%
Consumer Staples	6.6%
Other	10.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gain and net ordinary income distribution in December 2010 of $0.0986 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

12	Nuveen Investments

NMA	Nuveen Municipal
Performance	Advantage
OVERVIEW	Fund, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.99
Common Share Net Asset Value (NAV)	$13.38
Premium/(Discount) to NAV	-2.91%
Market Yield	7.62%
Taxable-Equivalent Yield1	10.58%
Net Assets Applicable to Common Shares ($000)	$581,888

Leverage (as a % of managed assets)
Structural Leverage	32.10%
Effective Leverage	37.06%

Average Annual Total Return (Inception 12/19/89)	On Share Price	On NAV
6-Month (Cumulative)	-9.60%	-6.13%
1-Year	-2.59%	-0.29%
5-Year	3.33%	3.35%
10-Year	5.93%	5.43%

States3 (as a % of total investments)
California	13.1%
Texas	10.3%
Louisiana	9.0%
Illinois	8.1%
Colorado	6.2%
Puerto Rico	5.0%
Ohio	4.8%
Washington	4.4%
New York	3.5%
Pennsylvania	3.2%
New Jersey	2.5%
Tennessee	2.5%
Nevada	2.4%
Florida	2.1%
South Carolina	2.1%
Arizona	2.0%
North Carolina	1.8%
Massachusetts	1.7%
Indiana	1.6%
Other	13.7%

Portfolio Composition3 (as a % of total investments)
Health Care	20.1%
Utilities	15.9%
Tax Obligation/General	13.1%
Tax Obligation/Limited	12.5%
Transportation	11.8%
U.S. Guaranteed	10.9%
Consumer Staples	6.5%
Other	9.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	13

NMO	Nuveen Municipal
Performance	Market Opportunity
OVERVIEW	Fund, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.43
Common Share Net Asset Value (NAV)	$12.55
Premium/(Discount) to NAV	-0.96%
Market Yield	7.87%
Taxable-Equivalent Yield1	10.93%
Net Assets Applicable to Common Shares ($000)	$574,974

Leverage (as a % of managed assets)
Structural Leverage	36.89%
Effective Leverage	39.55%

Average Annual Total Return (Inception 3/21/90)
	On Share Price	On NAV
6-Month (Cumulative)	-11.20%	-7.94%
1-Year	-4.19%	-3.27%
5-Year	3.79%	2.44%
10-Year	5.07%	4.56%

States3
(as a % of total investments)
California	14.5%
Illinois	10.0%
Texas	8.6%
Washington	6.3%
Ohio	5.2%
Puerto Rico	4.8%
New York	4.4%
Pennsylvania	4.2%
Colorado	4.1%
Nevada	3.9%
North Carolina	3.8%
South Carolina	3.3%
New Jersey	2.5%
Florida	2.2%
Louisiana	2.0%
Alaska	1.8%
Michigan	1.8%
Indiana	1.7%
Virginia	1.7%
Other	13.2%

Portfolio Composition3
(as a % of total investments)
Transportation	16.8%
Health Care	16.6%
Tax Obligation/General	15.6%
Tax Obligation/Limited	12.7%
U.S. Guaranteed	10.4%
Utilities	8.9%
Consumer Staples	6.9%
Other	12.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

14	Nuveen Investments

NAD	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.76
Common Share Net Asset Value (NAV)	$13.22
Premium/(Discount) to NAV	-3.48%
Market Yield	7.15%
Taxable-Equivalent Yield1	9.93%
Net Assets Applicable to Common Shares ($000)	$519,587

Leverage (as a % of managed assets)
Structural Leverage	32.35%
Effective Leverage	36.42%

Average Annual Total Return (Inception 5/26/99)
	On Share Price	On NAV
6-Month (Cumulative)	-8.20%	-6.81%
1-Year	-3.17%	-1.30%
5-Year	3.87%	3.31%
10-Year	5.01%	5.75%

States3 (as a % of total municipal bonds)
Illinois	19.2%
Florida	7.1%
New York	6.3%
Washington	5.8%
California	5.8%
Texas	4.9%
Louisiana	4.8%
Wisconsin	4.7%
New Jersey	4.5%
Colorado	4.0%
Puerto Rico	3.8%
Nevada	3.4%
Indiana	2.8%
Ohio	2.4%
Rhode Island	2.0%
Pennsylvania	1.9%
Michigan	1.8%
Other	14.8%

Portfolio Composition3 (as a % of total investments)
Health Care	21.5%
Tax Obligation/Limited	17.8%
Tax Obligation/General	17.7%
Transportation	14.4%
Consumer Staples	6.1%
Education and Civic Organizations	5.1%
Housing/Multifamily	4.3%
Investment Companies	0.1%
Other	13.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	15

NXZ	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund 2
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.93
Common Share Net Asset Value (NAV)	$13.41
Premium/(Discount) to NAV	-3.58%
Market Yield	7.42%
Taxable-Equivalent Yield1	10.31%
Net Assets Applicable to Common Shares ($000)	$394,954

Leverage (as a % of managed assets)
Structural Leverage	33.17%
Effective Leverage	33.17%

Average Annual Total Return (Inception 3/27/01)
	On Share Price	On NAV
6-Month (Cumulative)	-8.62%	-5.88%
1-Year	-4.82%	-3.17%
5-Year	1.84%	3.16%
10-Year	5.11%	5.98%

States3 (as a % of total investments)
Texas	16.7%
California	11.9%
Illinois	9.7%
Colorado	7.3%
New York	5.4%
Michigan	5.0%
New Mexico	3.9%
Louisiana	3.5%
Alabama	3.5%
Florida	3.5%
Kansas	2.9%
Indiana	2.6%
Puerto Rico	2.2%
New Jersey	1.8%
Washington	1.8%
Hawaii	1.7%
District of Columbia	1.6%
Other	15.0%

Portfolio Composition3 (as a % of total investments)
U.S. Guaranteed	23.4%
Tax Obligation/Limited	19.6%
Health Care	13.7%
Transportation	13.2%
Tax Obligation/General	7.1%
Consumer Staples	7.0%
Utilities	4.4%
Other	11.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16	Nuveen Investments

NZF	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund 3
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.20
Common Share Net Asset Value (NAV)	$13.69
Premium/(Discount) to NAV	-3.58%
Market Yield	7.45%
Taxable-Equivalent Yield1	10.35%
Net Assets Applicable to Common Shares ($000)	$553,001

Leverage (as a % of managed assets)
Structural Leverage	27.51%
Effective Leverage	36.18%

Average Annual Total Return (Inception 9/25/01)
	On Share Price	On NAV
6-Month (Cumulative)	-5.95%	-3.63%
1-Year	0.55%	1.40%
5-Year	3.87%	4.17%
Since Inception	5.25%	5.87%

States4 (as a % of total municipal bonds)
Texas	15.5%
Illinois	11.0%
Washington	8.8%
California	8.2%
Michigan	6.2%
Colorado	4.2%
Indiana	4.0%
Georgia	3.8%
Iowa	3.7%
New York	3.4%
New Jersey	3.2%
Louisiana	3.0%
Nevada	2.5%
Kentucky	2.4%
Missouri	2.0%
Massachusetts	2.0%
Maryland	1.8%
Other	14.3%

Portfolio Composition4 (as a % of total investments)
U.S. Guaranteed	26.2%
Transportation	18.3%
Health Care	13.2%
Tax Obligation/General	9.2%
Tax Obligation/Limited	7.6%
Water and Sewer	4.8%
Education and Civic Organizations	4.7%
Consumer Staples	4.4%
Investment Companies	0.4%
Other	11.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0156 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments	17

Nuveen Performance Plus Municipal Fund, Inc.
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.2% (0.1% of Total Investments)
	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A:
$1,435	5.625%, 2/01/22 – FGIC Insured	7/11 at 100.00	Caa3	$878,378
1,505	5.375%, 2/01/27 – FGIC Insured	7/11 at 100.00	Caa3	922,068
2,940	Total Alabama			1,800,446
	Alaska – 0.2% (0.1% of Total Investments)
2,465	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	1,467,562
	Arizona – 2.3% (1.5% of Total Investments)
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Series 2002B, 5.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	AAA	1,057,330
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	7,133,093
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B:
5,365	5.750%, 7/01/15 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,579,278
5,055	5.750%, 7/01/16 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,236,576
19,200	Total Arizona			19,006,277
	Arkansas – 0.5% (0.3% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	5/13 at 100.00	N/R	3,387,039
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	Baa1	934,060
6,080	Total Arkansas			4,321,099
	California – 20.3% (13.4% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	A–	2,755,235
15,870	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA+	9,236,975
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
4,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,261,960
3,175	5.375%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,363,055
3,365	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	3,006,964
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	4,276,500
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	6,155,590
2,380	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34	10/11 at 101.00	A–	2,089,164
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa1	2,096,930
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,672,842
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	4,916,300
16,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	14,971,360
6,435	California, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	7,566,402
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 – AGM Insured	8/18 at 100.00	AA+	4,094,700
7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA+	2,295,080

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	$11,231,800
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,500	4.500%, 6/01/27	6/17 at 100.00	BBB–	1,876,425
1,500	5.125%, 6/01/47	6/17 at 100.00	Baa3	915,225
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	5,725,900
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 – FGIC Insured	8/17 at 100.00	Aa1	4,964,050
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A:
3,390	5.000%, 7/01/38 – FGIC Insured	7/12 at 100.00	AA	3,367,321
5,500	5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,507,095
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	No Opt. Call	AA	2,586,816
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,404,676
1,000	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	7/11 at 100.00	N/R (4)	1,111,640
13,450	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	Baa1	15,123,449
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	2,930,314
4,795	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	No Opt. Call	A+	4,509,410
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.580%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,032,105
2,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27B, 5.125%, 5/01/26 – FGIC Insured	11/11 at 100.00	A1	2,000,700
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa1	2,816,370
12,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	1,726,625
3,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	307,590
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	Aa1	1,610,090
2,875	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	BBB	2,430,151
5,245	Vacaville Unified School District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/30 – NPFG Insured	8/15 at 100.00	A+	5,225,331
12,000	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 7.200%, 2/01/16 – NPFG Insured	8/11 at 103.00	AA–	12,553,080
205,915	Total California			168,715,220
	Colorado – 9.8% (6.4% of Total Investments)
5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 – AGM Insured	12/15 at 100.00	AA+	5,467,678
3,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/34 – SYNCORA GTY Insured	8/14 at 100.00	A	2,770,560
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB	820,420
10,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	9,187,700
5,860	Colorado Health Facilities Authority, Revenue Refunding Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2 (4)	5,959,093
4,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	4,586,895

Nuveen Investments	19

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$20,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	$22,009,600
13,055	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Baa1	6,626,718
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,200	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	3,100,842
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa1	5,841,706
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
5,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Baa1	1,337,850
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	Baa1	2,592,590
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+	862,119
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	5,054,550
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,435,488
1,905	University of Colorado Hospital Authority, Revenue Bonds, Series 1999A, 5.000%, 11/15/29 – AMBAC Insured	5/11 at 100.00	A3	1,775,174
146,885	Total Colorado			81,428,983
	District of Columbia – 1.5% (1.0% of Total Investments)
4,545	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/11 at 101.00	BBB	4,357,337
4,245	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	4,049,772
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	4,430,550
13,790	Total District of Columbia			12,837,659
	Florida – 7.4% (4.9% of Total Investments)
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	N/R	1,444,762
	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
1,545	5.700%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	1,544,876
1,805	5.800%, 1/01/36 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	1,804,910
5,300	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	AA+	5,923,174
3,865	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	3,732,740
7,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.250%, 10/01/17 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Aa3	7,350,420
805	Jacksonville, Florida, Capital Improvement Revenue Bonds, Series 1998 Refunding, Stadium Project, 4.750%, 10/01/25 – AMBAC Insured	7/11 at 100.00	N/R	753,383
10,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured (UB)	4/15 at 100.00	AA+	9,800,400
10,750	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/11 at 100.00	BB+	10,803,750
2,570	Miami-Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A, 5.850%, 1/01/37 – AGM Insured (Alternative Minimum Tax)	6/11 at 100.00	AA+	2,571,105
3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A2	2,919,805
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	4,764,150
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A2	2,490,200

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
$2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	$1,650,040
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa1	3,757,039
63,040	Total Florida			61,310,754
	Georgia – 1.1% (0.7% of Total Investments)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1	5,495,250
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,875,980
2,000	George L. Smith II World Congress Center Authority, Atlanta, Georgia, Revenue Refunding Bonds, Domed Stadium Project, Series 2000, 5.500%, 7/01/20 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	Baa1	2,004,640
9,000	Total Georgia			9,375,870
	Idaho – 0.1% (0.0% of Total Investments)
230	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)	7/11 at 100.00	Aa3	234,474
275	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	286,652
505	Total Idaho			521,126
	Illinois – 26.2% (17.2% of Total Investments)
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	6,491,300
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	6,073,800
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa3	19,124,100
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	Aa3	18,044,948
9,240	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/11 at 100.00	A	9,241,386
1,665	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,547,268
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,340,709
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	6,193,600
15,285	0.000%, 11/01/19	No Opt. Call	AAA	11,180,825
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,017,500
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,433,595
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	1,759,680
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.156%, 7/01/15 (IF)	No Opt. Call	Aa1	4,889,074
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	2,828,550
1,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A, 5.000%, 7/01/34	7/14 at 100.00	Aa1	999,250
2,250	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	2,247,638
4,990	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	4,062,060
4,590	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	4,318,456
1,195	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29	7/12 at 100.00	AA+	1,206,890

Nuveen Investments	21

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,610	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 6.000%, 7/01/33	7/13 at 100.00	AA+	$3,628,555
2,320	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15	7/11 at 100.00	BBB	2,328,213
7,250	Kane, Kendall, LaSalle, and Will Counties, Illinois, Community College District 516, General Obligation Bonds, Series 2005E, 0.000%, 12/15/24 – FGIC Insured	12/13 at 57.71	AA+	3,335,508
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	4,663,250
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	14,091,122
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	A2	6,645,142
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	A2	10,208,280
23,550	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	A2	12,636,695
13,190	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	A2	6,132,954
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AAA	5,466,333
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	A2 (4)	6,098,103
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	3,137,310
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA+	2,553,032
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA+	19,301,345
10,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	5,230,600
290,495	Total Illinois			217,457,071
	Indiana – 3.1% (2.0% of Total Investments)
2,465	Danville Multi-School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 – AMBAC Insured	7/11 at 100.00	A	2,482,871
3,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	2,563,800
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	A+	754,200
1,900	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	2,112,743
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	7/11 at 100.00	BBB (4)	4,334,990
3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,706,030
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	1,751,900
3,105	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	Aaa	3,343,526
1,000	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Taxes Lease Rental Revenue Refunding Senior Bonds, Series 2001A, 5.000%, 6/01/21 – NPFG Insured	6/11 at 100.00	Baa1	1,003,790
2,395	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 – NPFG Insured	7/15 at 100.00	AA+	2,397,611
1,800	Sunman Dearborn High School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 – NPFG Insured	1/15 at 100.00	AA+	1,856,394
25,735	Total Indiana			25,307,855

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.4% (1.6% of Total Investments)
$1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	$1,311,255
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,000	5.375%, 6/01/38	6/15 at 100.00	BBB	3,546,550
4,440	5.500%, 6/01/42	6/15 at 100.00	BBB	3,039,757
5,400	5.625%, 6/01/46	6/15 at 100.00	BBB	3,641,544
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	3,592,800
5,000	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	5,073,550
25,840	Total Iowa			20,205,456
	Kansas – 1.1% (0.7% of Total Investments)
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (UB)	3/14 at 100.00	AAA	4,081,489
3,200	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Series 2001, 4.000%, 9/01/21 (Pre-refunded 9/01/11) – AGM Insured	9/11 at 100.00	AA+ (4)	3,240,544
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,066,308
10,720	Total Kansas			9,388,341
	Louisiana – 3.4% (2.2% of Total Investments)
420	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26	10/11 at 100.00	Aaa	420,265
4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/25 – NPFG Insured	11/14 at 100.00	A+	4,190,560
4,750	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	4,682,313
1,000	Louisiana State University and Agricultural and Mechanical College Board of Supervisors, Auxiliary Revenue Bonds, University Health Sciences Center Projects, Series 2000, 6.375%, 5/01/31 – NPFG Insured	5/12 at 100.00	Baa1	1,007,800
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
9,100	5.500%, 5/15/30	5/11 at 101.00	A	8,983,520
9,485	5.875%, 5/15/39	5/11 at 101.00	A–	8,656,296
28,755	Total Louisiana			27,940,754
	Maine – 0.7% (0.4% of Total Investments)
5,680	Portland, Maine, Airport Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA+	5,563,333
	Maryland – 1.6% (1.1% of Total Investments)
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28	No Opt. Call	BBB–	2,497,190
7,720	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/20 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	7,865,676
3,010	Takoma Park, Maryland, Hospital Facilities Revenue Refunding and Improvement Bonds, Washington Adventist Hospital, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	3,151,109
13,280	Total Maryland			13,513,975

Nuveen Investments	23

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 4.6% (3.0% of Total Investments)
$6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	$5,971,250
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
4,000	5.125%, 8/01/28 – NPFG Insured	2/12 at 100.00	Baa1	3,941,160
5,625	5.125%, 2/01/34 – NPFG Insured	2/12 at 100.00	Baa1	5,111,775
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA+	9,097,271
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A3	435,060
1,595	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Southcoast Health System Obligated Group, Series 1998A, 4.750%, 7/01/27 – NPFG Insured	7/11 at 100.00	A2	1,422,214
5,745	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/11 at 100.00	A–	5,759,994
890	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.250%, 11/01/30 (Pre-refunded 11/01/12)	11/12 at 100.00	Aa1 (4)	952,798
	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E:
1,255	5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aa1 (4)	1,349,865
3,745	5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aa1 (4)	4,028,085
38,335	Total Massachusetts			38,069,472
	Michigan – 3.9% (2.5% of Total Investments)
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	4,489,050
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	Aa3	1,869,340
1,430	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24	10/11 at 100.00	Aa3	1,434,347
70	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24 (Pre-refunded 10/15/11)	10/11 at 100.00	A+ (4)	71,481
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	1,813,875
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	5,004,450
7,115	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/16 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	7,749,516
3,070	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1999A, 5.550%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	A	3,070,675
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	2,689,551
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.375%, 8/01/29	8/19 at 100.00	A1	2,563,325
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,307,493
36,635	Total Michigan			32,063,103
	Minnesota – 2.5% (1.6% of Total Investments)
17,280	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	20,382,623
	Mississippi – 1.5% (1.0% of Total Investments)
9,750	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/11 at 100.00	BBB	9,557,340
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,511,284
12,225	Total Mississippi			12,068,624

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.7% (1.1% of Total Investments)
$2,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	$2,007,600
6,350	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.250%, 9/01/17 – FGIC Insured	9/12 at 100.00	A+	6,640,068
1,845	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18	5/13 at 100.00	AA	1,955,165
3,815	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	3,870,050
14,010	Total Missouri			14,472,883
	Montana – 0.6% (0.4% of Total Investments)
280	Montana Board of Housing, Single Family Mortgage Bonds, Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)	6/11 at 100.00	AA+	285,029
4,795	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31 (Alternative Minimum Tax)	6/11 at 100.00	A2	4,639,930
5,075	Total Montana			4,924,959
	Nevada – 5.3% (3.5% of Total Investments)
10,900	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	11,530,456
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	22,547,562
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,500	0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	486,430
2,780	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	N/R	254,231
6,980	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	1,750,444
5,000	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A	4,686,350
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.488%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,493,100
55,855	Total Nevada			43,748,573
	New Hampshire – 1.9% (1.2% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	4,930,150
	New Hampshire Housing Finance Authority, FHLMC Multifamily Housing Remarketed Revenue Bonds, Countryside LP, Series 1994:
3,725	6.000%, 7/01/18 (Alternative Minimum Tax)	7/11 at 100.50	Aaa	3,766,533
6,945	6.100%, 7/01/24 (Alternative Minimum Tax)	7/11 at 100.50	Aaa	7,019,312
15,670	Total New Hampshire			15,715,995
	New Jersey – 7.0% (4.6% of Total Investments)
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	1,285,770
2,110	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Aaa	2,117,153
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA+	5,093,550
9,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	10,208,670
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	2,749,300
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	8,219,780
10,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/20 – AGM Insured (UB)	7/13 at 100.00	AA+	10,589,800

Nuveen Investments	25

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$8,920	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$9,290,269
4,450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,007,096
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	Baa3	3,105,950
93,730	Total New Jersey			57,667,338
	New York – 5.2% (3.4% of Total Investments)
5,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25	2/14 at 100.00	AAA	5,573,920
1,740	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	7/11 at 100.00	N/R	1,741,827
1,500	Dormitory Authority of the State of New York, Revenue Bonds, St. Barnabas Hospital, Series 1997, 5.450%, 8/01/35 – AMBAC Insured	8/11 at 100.00	N/R	1,500,015
13,220	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.500%, 11/15/26 – AGM Insured	11/12 at 100.00	AA+	13,742,190
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA+	12,692,064
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004B, 5.000%, 8/01/24	8/13 at 100.00	AAA	2,102,260
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	2,957,790
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	2,549,830
43,210	Total New York			42,859,896
	North Carolina – 1.7% (1.1% of Total Investments)
5,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,200,305
4,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	5,587,568
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,350,935
13,900	Total North Carolina			14,138,808
	North Dakota – 0.5% (0.3% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	4,081,374
	Ohio – 6.4% (4.2% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	9,742,800
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,650	5.125%, 6/01/24	6/17 at 100.00	Baa3	4,365,529
5,640	5.875%, 6/01/30	6/17 at 100.00	Baa3	4,070,050
4,875	5.750%, 6/01/34	6/17 at 100.00	Baa3	3,358,875
3,045	6.000%, 6/01/42	6/17 at 100.00	Baa3	2,114,022
14,830	5.875%, 6/01/47	6/17 at 100.00	Baa3	10,005,653
5,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	Baa3	3,372,337
6,720	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	7/11 at 100.00	AA+	6,299,462
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,312,053
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	3,549,625

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$3,425	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/19 – AMBAC Insured	2/14 at 100.00	A1	$3,595,325
65,440	Total Ohio			52,785,731
	Pennsylvania – 3.4% (2.3% of Total Investments)
1,250	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	No Opt. Call	Aa3	1,222,600
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA+	1,973,344
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA+	1,847,469
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA+	1,743,029
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA+	1,538,757
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA+	1,973,932
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA+	1,194,704
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA+	1,248,450
1,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/11 at 100.00	CC	643,180
100	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994C, 6.875%, 1/01/12 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	24,500
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	3,960,950
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	11,016,085
41,725	Total Pennsylvania			28,387,000
	Puerto Rico – 3.1% (2.1% of Total Investments)
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	9,312,056
8,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	7,792,774
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Aa2	2,166,500
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	3,349,923
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds Trust 3101, 18.336%, 8/01/57 (IF)	8/17 at 100.00	Aa2	3,278,400
114,835	Total Puerto Rico			25,899,653
	Rhode Island – 0.7% (0.5% of Total Investments)
2,000	Kent County Water Authority, Rhode Island, General Revenue Bonds, Series 2002A, 5.000%, 7/15/23 – NPFG Insured	7/12 at 100.00	A	2,029,820
	Rhode Island Health and Educational Building Corporation, Revenue Refunding Bonds, Salve Regina University, Series 2002:
1,260	5.250%, 3/15/17 – RAAI Insured	3/12 at 101.00	N/R	1,279,769
1,080	5.250%, 3/15/18 – RAAI Insured	3/12 at 101.00	N/R	1,094,310
1,735	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	1,662,668
6,075	Total Rhode Island			6,066,567
	South Carolina – 2.8% (1.9% of Total Investments)
2,725	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/25 – NPFG Insured	8/14 at 100.00	Baa1	2,770,126
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	8,093,778
14,700	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	4,118,940
8,330	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB (4)	8,426,711
52,710	Total South Carolina			23,409,555

Nuveen Investments	27

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.2% (0.8% of Total Investments)
$2,860	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	$2,868,637
115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	A2	115,151
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,711,600
8,975	Total Tennessee			9,695,388
	Texas – 6.0% (4.0% of Total Investments)
5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	A1	4,732,700
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,401,750
	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005:
4,000	5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	3,258,920
13,000	5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	10,129,600
1,570	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	1,138,062
4,000	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/27 – AMBAC Insured (UB)	2/13 at 100.00	AA+	4,089,680
3,885	Houston Independent School District, Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	AA	2,779,523
1,600	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,623,520
33,855	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40	8/14 at 23.67	AAA	6,232,706
19,300	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/41	8/17 at 24.20	AAA	3,250,892
3,480	Pearland, Texas, General Obligation Bonds, Series 2002, 5.000%, 3/01/27 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	AA– (4)	3,615,476
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,753,043
4,000	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.000%, 3/01/22 – AGM Insured	3/13 at 100.00	AAA	4,194,000
99,080	Total Texas			50,199,872
	Utah – 1.2% (0.8% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	2,796,450
1,485	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA–	1,512,398
390	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)	7/11 at 100.00	AA–	397,320
485	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	7/11 at 100.00	AA	485,243
475	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	7/11 at 100.00	AA–	483,811

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$650	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)	7/11 at 100.00	AA	$650,312
475	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	490,675
3,000	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2002C, 5.250%, 10/01/28 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	3,204,570
9,960	Total Utah			10,020,779
	Virgin Islands – 0.8% (0.5% of Total Investments)
4,700	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	4,072,550
2,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	2,334,825
7,200	Total Virgin Islands			6,407,375
	Virginia – 2.2% (1.5% of Total Investments)
10,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	7,631,190
18,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	10,623,240
28,500	Total Virginia			18,254,430
	Washington – 3.6% (2.4% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA	5,499,755
	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004:
465	5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	A1	479,373
3,100	5.000%, 9/01/28 – FGIC Insured	9/14 at 100.00	A1	3,121,576
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)	7/13 at 100.00	Aaa	5,460,800
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,007,480
10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB)	10/16 at 100.00	AA	8,521,700
5,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Kline Galland Center, Series 1999, 6.000%, 7/01/29 – RAAI Insured	7/11 at 100.00	N/R	4,875,450
37,800	Total Washington			29,966,134
	West Virginia – 0.6% (0.4% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22 (Mandatory put 10/01/11)	10/11 at 100.00	BBB (4)	5,020,000

Nuveen Investments	29

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.0% (1.3% of Total Investments)
$11,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/29 – RAAI Insured	8/11 at 100.00	BBB+	$11,618,722
5,350	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	AA	5,209,830
16,970	Total Wisconsin			16,828,552
$1,714,430	Total Investments (cost $1,282,652,166) – 152.3%			1,263,296,465
	Floating Rate Obligations – (4.9)%			(40,825,000)
	Variable MuniFund Term Preferred Shares, at Liquidation Value – (50.8)% (6)			(421,700,000)
	Other Assets Less Liabilities – 3.4%			28,481,244
	Net Assets Applicable to Common Shares – 100%			$829,252,709

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing.  Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen Municipal Advantage Fund, Inc.
NMA	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.8% (0.5% of Total Investments)
$5,155	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	$4,971,636
	Alaska – 0.9% (0.6% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,136,655
1,280	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,287,040
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
850	4.625%, 6/01/23	6/14 at 100.00	Baa3	746,487
3,250	5.000%, 6/01/46	6/14 at 100.00	Baa3	1,934,919
6,505	Total Alaska			5,105,101
	Arizona – 3.2% (2.0% of Total Investments)
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	3,559,144
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	4,566,800
10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	10,269,431
19,070	Total Arizona			18,395,375
	California – 20.6% (13.1% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	A–	2,755,235
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A	897,923
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A	1,210,593
3,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	2,680,800
7,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.125%, 6/01/29	6/14 at 100.00	A2	7,061,100
11,200	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	11,278,288
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,116,848
16,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	14,971,360
2,750	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,000,113
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	BBB	2,158,941
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,800	0.000%, 2/01/33 – FGIC Insured	2/15 at 38.73	Aa3	827,488
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	Aa3	597,978
6,980	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	8,928,537
8,145	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/25 – FGIC Insured	8/13 at 55.54	Aa1	3,447,941
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	Aa3	786,885
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	Aa2	1,164,643
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A1	518,977

Nuveen Investments	31

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	$1,190,160
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	Baa3	610,150
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,006,450
1,275	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/23 – AGM Insured	8/12 at 100.00	AA+	1,321,028
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,269,784
	North Orange County Community College District, California, General Obligation Bonds, Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	3,319,939
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	1,661,466
2,590	Palmdale Community Redevelopment Agency, California, Residential Mortgage Revenue Refunding Bonds, Series 1991B, 7.375%, 2/01/12 (ETM)	No Opt. Call	AAA	2,709,062
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	6,283,450
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	11,690,045
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	3,336,501
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.580%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,032,105
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	AAA	4,683,630
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,205	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa1	2,814,417
23,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	2,358,190
7,250	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 – NPFG Insured	9/15 at 47.82	Aa1	2,152,380
190,985	Total California			119,842,407
	Colorado – 9.7% (6.2% of Total Investments)
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	1,316,640
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	AA	7,890,896
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,347,773
7,500	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	6,890,775
1,150	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA+	1,080,471
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,594,354
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,417,579
4,340	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,464,645
2,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,488,560
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,650	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	Baa1	2,016,094
8,645	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	Baa1	2,782,047

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$7,500	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa1	$1,836,975
10,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	2,076,400
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	1,914,100
	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE:
1,030	5.375%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AA (4)	1,086,290
4,890	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AA (4)	5,157,238
	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE:
970	5.375%, 6/01/17	6/12 at 100.00	AA	1,013,272
110	5.375%, 6/01/18	6/12 at 100.00	AA	114,491
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	2,905,424
86,935	Total Colorado			56,394,024
	District of Columbia – 0.2% (0.1% of Total Investments)
1,145	District of Columbia Housing Finance Agency, GNMA/FNMA Single Family Mortgage Revenue Bonds, Series 1997B, 5.900%, 12/01/28 (Alternative Minimum Tax)	6/11 at 100.00	AAA	1,186,150
	Florida – 3.3% (2.1% of Total Investments)
2,770	Florida Housing Finance Corporation, Housing Revenue Bonds, Stratford Point Apartments, Series 2000O-1, 5.850%, 12/01/31 – AGM Insured (Alternative Minimum Tax)	6/11 at 100.00	AA+	2,770,747
3,500	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17	10/11 at 100.00	Aa2	3,557,015
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	13,133,415
21,000	Total Florida			19,461,177
	Georgia – 1.8% (1.1% of Total Investments)
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA+	4,025,320
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BBB–	2,614,524
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,172,488
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	2,452,500
10,650	Total Georgia			10,264,832
	Hawaii – 0.0% (0.0% of Total Investments)
210	Hawaii Housing Finance and Development Corporation, Single Family Mortgage Purchase Revenue Bonds, Series 1997A, 5.750%, 7/01/30 (Alternative Minimum Tax)	7/11 at 100.00	AAA	211,612
	Illinois – 12.7% (8.1% of Total Investments)
4,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	Aa2	1,371,412
4,260	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Aa2	1,053,157
5,000	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	A2	4,634,950
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,120,945
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,433,595
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	1,759,680
8,395	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.156%, 7/01/15 (IF)	No Opt. Call	Aa1	7,825,315
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,488,975

Nuveen Investments	33

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	$3,995,800
6,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	6,325,200
5,115	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 1997A, 5.000%, 7/01/24 – NPFG Insured	7/11 at 100.00	Baa1	4,725,749
10,740	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/23 – AGM Insured	1/15 at 66.94	Aa3	5,617,664
1,090	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A2	646,490
3,175	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	422,212
6,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	A2	2,874,780
4,310	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	5,118,556
1,940	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2003A, 5.000%, 4/01/23 – AMBAC Insured	4/13 at 100.00	Aa2	1,967,878
7,500	Valley View Public Schools, Community Unit School District 365U of Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA	3,241,725
23,125	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	Aa2	11,274,363
108,095	Total Illinois			73,898,446
	Indiana – 2.5% (1.6% of Total Investments)
2,600	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	1,307,592
1,570	Hospital Authority of Delaware County, Indiana, Hospital Revenue Refunding Bonds, Cardinal Health System, Series 1997, 5.000%, 8/01/16 – AMBAC Insured	7/11 at 100.00	N/R	1,540,829
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	3,738,550
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	5,579,340
2,435	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,196,394
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/12 (5)	8/11 at 100.00	N/R	261,099
17,640	Total Indiana			14,623,804
	Iowa – 1.7% (1.1% of Total Investments)
6,300	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	BBB	4,468,653
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	199,600
5,000	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	5,073,550
11,550	Total Iowa			9,741,803
	Kansas – 1.2% (0.8% of Total Investments)
3,715	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,416,351
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	BBB+	1,755,583
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,066,308
9,195	Total Kansas			7,238,242

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.4% (0.9% of Total Investments)
$6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	Baa2	$5,707,513
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,534,830
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,025,720
8,515	Total Kentucky			8,268,063
	Louisiana – 14.1% (9.0% of Total Investments)
13,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/11 at 100.00	BBB	13,499,325
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
405	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	470,177
3,735	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	4,336,074
6,650	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	6,555,238
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	7,492,590
28	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 15.745%, 5/01/34 (IF)	5/16 at 100.00	Aa1	18,672
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
10,000	5.000%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	10,006,500
20,690	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	18,926,178
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
7,505	5.500%, 5/15/30	5/11 at 101.00	A	7,408,936
14,365	5.875%, 5/15/39	5/11 at 101.00	A–	13,109,930
85,878	Total Louisiana			81,823,620
	Maryland – 0.9% (0.5% of Total Investments)
5,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2010A, 2.000%, 6/01/11	No Opt. Call	AAA	5,007,900
	Massachusetts – 2.7% (1.7% of Total Investments)
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2003A, 5.250%, 7/01/11	No Opt. Call	AAA	2,521,525
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	8,813,086
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A3	551,819
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	7/11 at 100.00	BBB+	1,597,138
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,181,734
15,995	Total Massachusetts			15,665,302
	Michigan – 1.1% (0.7% of Total Investments)
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	1,813,875
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2003, 5.500%, 11/01/11	No Opt. Call	A	2,038,320
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	2,689,551
11,300	Total Michigan			6,541,746

Nuveen Investments	35

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.0% (0.6% of Total Investments)
$1,500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	$1,505,700
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	4,081,340
40	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 7.500%, 3/01/31 (Alternative Minimum Tax)	9/11 at 100.00	AAA	41,539
13,545	Total Missouri			5,628,579
	Nevada – 3.6% (2.4% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	15,161,850
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,025	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R	571,302
7,910	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	1,983,670
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.765%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	3,910,200
165	Nevada Housing Division, Single Family Mortgage Bonds, Senior Series 1997C-2, 5.750%, 4/01/29 (Alternative Minimum Tax)	10/11 at 100.00	Aaa	169,460
29,850	Total Nevada			21,796,482
	New Hampshire – 0.3% (0.2% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	1,479,045
	New Jersey – 3.9% (2.5% of Total Investments)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	4,123,950
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
9,735	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	10,139,100
5,050	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	5,367,544
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	Baa3	3,105,950
34,785	Total New Jersey			22,736,544
	New Mexico – 0.5% (0.3% of Total Investments)
3,000	Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2009, 2.500%, 8/01/11	No Opt. Call	Aa1	3,017,220
	New York – 5.4% (3.5% of Total Investments)
7,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	7,018,830
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/11 at 100.00	BB–	3,664,884
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	3,013,950
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	10,040,500
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010:
6,065	6.500%, 12/01/28	12/15 at 100.00	BBB–	6,202,918
1,660	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,612,391
32,700	Total New York			31,553,473

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 2.8% (1.8% of Total Investments)
$3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	$3,248,940
980	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	AA	976,247
3,645	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29 (Alternative Minimum Tax)	7/11 at 100.00	AA	3,647,151
3,465	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31 (Alternative Minimum Tax)	7/11 at 100.00	AA	3,466,040
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,350,935
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	1,931,027
16,490	Total North Carolina			16,620,340
	North Dakota – 0.6% (0.4% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Series 2011, 6.000%, 11/01/28	11/21 at 100.00	AA–	1,558,020
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB+	2,250,478
3,850	Total North Dakota			3,808,498
	Ohio – 7.5% (4.8% of Total Investments)
4,220	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/18	5/11 at 100.00	Baa1	4,221,730
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	9,742,800
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,595	5.125%, 6/01/24	6/17 at 100.00	Baa3	1,232,393
2,700	5.875%, 6/01/30	6/17 at 100.00	Baa3	1,948,428
9,135	5.750%, 6/01/34	6/17 at 100.00	Baa3	6,294,015
3,920	6.000%, 6/01/42	6/17 at 100.00	Baa3	2,721,499
5,895	5.875%, 6/01/47	6/17 at 100.00	Baa3	3,977,298
5,275	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	Baa3	3,356,430
7,050	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	7,108,445
2,650	Ohio, General Obligation Bonds, Higher Education, Series 2003A, 5.000%, 5/01/22	5/13 at 100.00	AA+	2,785,707
52,440	Total Ohio			43,388,745
	Oklahoma – 2.5% (1.6% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,665,235
12,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	11,096,640
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	1,738,960
15,675	Total Oklahoma			14,500,835
	Oregon – 0.5% (0.3% of Total Investments)
3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	2,701,170

Nuveen Investments	37

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.0% (3.2% of Total Investments)
$5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	$4,940,200
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,225,313
7,100	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.750%, 8/01/30	8/15 at 100.00	AA	7,714,718
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.375%, 7/15/29	7/13 at 100.00	BBB+	1,000,220
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,365,240
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	2,628,496
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30	5/20 at 100.00	AA	9,987,800
28,450	Total Pennsylvania			28,861,987
	Puerto Rico – 7.9% (5.0% of Total Investments)
5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	A3	4,754,500
10,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	A3	9,676,500
10,070	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	A3	8,862,909
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	10,018,200
9,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	8,411,678
4,000	Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%, 7/01/19 – NPFG Insured	7/11 at 100.00	A3	4,002,360
48,380	Total Puerto Rico			45,726,147
	Rhode Island – 1.3% (0.9% of Total Investments)
1,235	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	7/11 at 100.00	A3	1,237,198
7,000	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 50A, 4.650%, 10/01/34	10/14 at 100.00	AA+	6,497,890
8,235	Total Rhode Island			7,735,088
	South Carolina – 3.3% (2.1% of Total Investments)
10,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	10,975,600
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,816,025
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	2,745,630
1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	652,785
2,125	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	Aa2	2,270,626
18,845	Total South Carolina			19,460,666
	South Dakota – 0.5% (0.3% of Total Investments)
2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	AA–	2,759,760

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 3.9% (2.5% of Total Investments)
$6,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31	4/12 at 101.00	A1	$6,224,580
20,415	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A, 0.000%, 1/01/18 – AGM Insured	1/13 at 75.87	AA+	14,598,767
1,750	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA+	1,753,360
1,500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	75,150
29,665	Total Tennessee			22,651,857
	Texas – 16.2% (10.3% of Total Investments)
2,000	Abilene Higher education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13 (Pre-Refunded 6/01/11) (Alternative Minimum Tax)	6/11 at 100.00	Aa3 (4)	2,004,040
11,810	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CC	11,568,958
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	5,944,620
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	1,921,400
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26	8/16 at 60.73	Aaa	2,008,890
8,400	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation, Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)	10/11 at 100.00	BBB	7,717,584
7,500	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	7,522,875
1,540	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/28 – AMBAC Insured (UB)	2/13 at 100.00	AA+	1,562,977
3,460	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/28 (Pre-refunded 2/15/13) – AMBAC Insured	2/13 at 100.00	AA+ (4)	3,731,921
2,000	Houston, Texas, Water Conveyance System Contract, Certificates of Participation, Series 1993A-J, 6.800%, 12/15/11 – AMBAC Insured	No Opt. Call	N/R	2,047,220
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29	8/16 at 100.00	AAA	6,360,835
9,150	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/31	8/12 at 33.31	AAA	2,846,016
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 – FGIC Insured	8/15 at 35.34	AA–	2,550,998
16,305	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	11/11 at 100.00	BBB–	15,198,217
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
2,555	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA+	2,046,581
7,000	0.000%, 1/01/43	1/25 at 100.00	A2	5,577,670
3,500	Northside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2001A, 5.000%, 8/01/27	8/11 at 100.00	AAA	3,525,480
3,425	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CC	3,355,096
4,700	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	4,769,325
3,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/21	8/15 at 74.57	AAA	1,884,750
114,020	Total Texas			94,145,453

Nuveen Investments	39

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.5% (0.3% of Total Investments)
$3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$2,796,450
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,534,064
	Virginia – 0.3% (0.2% of Total Investments)
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46	6/17 at 100.00	Baa3	1,665,379
	Washington – 6.9% (4.4% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/11 at 100.00	AAA	1,260,302
8,810	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	8,676,088
5,665	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002B, 5.250%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	5,287,258
10,730	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Refunding Bonds, Series 2001C, 5.650%, 7/01/32 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	10,754,894
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 – NPFG Insured	No Opt. Call	AA–	2,480,055
5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	5,004,400
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,007,480
2,315	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	BBB	2,300,531
1,595	Washington State, General Obligation Bonds, Series 2002A-R-03, 5.000%, 1/01/17 – NPFG Insured	1/12 at 100.00	AA+	1,637,395
1,270	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	686,549
41,130	Total Washington			40,094,952
	West Virginia – 0.9% (0.6% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22 (Mandatory put 10/01/11)	10/11 at 100.00	BBB (4)	5,020,000
	Wisconsin – 2.4% (1.5% of Total Investments)
535	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	565,468
4,005	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,157,911
565	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	572,695
5,000	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	5,005,950

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–	$3,573,840
13,105	Total Wisconsin			13,875,864
$1,138,768	Total Investments (cost $949,386,064) – 156.8%			912,199,838
	Floating Rate Obligations – (10.3)%			(59,788,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (51.0)% (7)			(296,800,000)
	Other Assets Less Liabilities – 4.5%			26,276,526
	Net Assets Applicable to Common Shares – 100%			$581,888,031

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing.  Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Municipal Market Opportunity Fund, Inc.
NMO	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.6% (0.4% of Total Investments)
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,935	5.000%, 1/01/36 – RAAI Insured	1/16 at 100.00	N/R	$1,613,538
2,485	5.000%, 1/01/41 – RAAI Insured	1/16 at 100.00	N/R	2,005,518
4,420	Total Alabama			3,619,056
	Alaska – 3.0% (1.8% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,136,655
1,275	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,282,013
7,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	7,045,640
13,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	7,754,563
22,425	Total Alaska			17,218,871
	California – 23.7% (14.5% of Total Investments)
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA+	1,927,750
1,350	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	Aa2	411,858
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39	4/19 at 100.00	AA	2,470,975
2,500	5.625%, 4/01/44	4/19 at 100.00	AA	2,585,375
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aa1	2,007,360
7,800	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	Baa3	5,585,502
5,000	California Department of Water Resources Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	No Opt. Call	AAA	5,269,100
2,730	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2003Y, 5.000%, 12/01/25 – FGIC Insured	6/13 at 100.00	AAA	2,855,607
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	176,405
4,295	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	3,838,012
9,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	7,749,810
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	A1	7,090,860
4,250	5.250%, 11/01/40	11/20 at 100.00	A1	4,116,848
25,000	California State, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured (UB)	3/16 at 100.00	A1	22,539,750
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,453,079
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	3,243,381
8,365	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/26 – FGIC Insured	8/13 at 52.66	Aa1	3,285,856
5,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	AAA	5,435,000

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
$3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	$1,388,520
3,000	5.000%, 6/01/45	6/15 at 100.00	A2	2,466,240
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	Baa3	610,150
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	470,730
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	7/11 at 100.00	AA– (4)	491,401
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	7/11 at 100.00	AA– (4)	998,532
2,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA+	2,665,275
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,006,450
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,269,784
14,000	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA+	2,910,180
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA+	297,840
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Baa3	4,571,350
4,795	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	No Opt. Call	A+	4,509,410
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	1,490,294
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	3,336,501
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
5,000	5.650%, 1/15/17 – NPFG Insured	1/14 at 102.00	Baa1	4,591,200
26,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	2,665,780
5,000	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 – NPFG Insured	9/15 at 50.47	Aa1	1,597,500
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 – AGM Insured	8/16 at 102.00	AA+	7,373,278
4,825	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/25 – NPFG Insured	8/15 at 61.27	Aa1	2,042,519
2,550	Vista Unified School District, San Diego County, California, General Obligation Bonds, Series 2004B, 5.000%, 8/01/28 – FGIC Insured	8/13 at 100.00	Aa2	2,553,035
225,580	Total California			136,348,497
	Colorado – 6.7% (4.1% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	892,847
6,385	Broomfield, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds, Series 2002A, 5.500%, 12/01/22 – AMBAC Insured	12/12 at 100.00	Aa3	6,680,115
7,200	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	6,615,144
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	Baa1	2,896,082
9,650	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1	2,176,847
15,960	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa1	2,815,025

Nuveen Investments	43

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
$3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1	$1,081,670
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	Baa1	2,702,826
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	Baa1	1,169,625
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa1	1,389,100
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	10,109,099
89,830	Total Colorado			38,528,380
	District of Columbia – 1.5% (0.9% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	8,861,100
	Florida – 3.6% (2.2% of Total Investments)
5,235	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.683%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	4,336,360
3,750	Florida State Board of Education, Lottery Revenue Bonds, Series 2010C, 2.000%, 7/01/11	No Opt. Call	AAA	3,760,875
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	2,382,075
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A2	3,007,710
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA+	3,974,640
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA	3,172,364
21,985	Total Florida			20,634,024
	Georgia – 1.8% (1.1% of Total Investments)
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	9,243,600
1,245	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.500%, 7/01/27	7/11 at 100.00	N/R	1,106,930
11,245	Total Georgia			10,350,530
	Illinois – 16.4% (10.0% of Total Investments)
4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	1,099,308
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	2,793,948
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	Aa2	1,010,820
4,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	3,924,480
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA+	4,783,300
1,450	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 – AMBAC Insured	No Opt. Call	AA+	1,530,852
5,250	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/28 – NPFG Insured	7/11 at 100.00	A	5,191,148
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA+	1,943,080
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,120,945
1,780	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	1,786,230
10,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	9,960,200
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	2,828,550
5,450	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,298,654

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,550	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	$4,759,125
2,160	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	7/11 at 100.00	BBB	2,160,259
	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B:
10,230	0.000%, 1/01/22 – AGM Insured	1/15 at 70.63	Aa3	5,763,071
6,780	0.000%, 1/01/24 – AGM Insured	1/15 at 63.44	Aa3	3,305,521
1,975	Lake County Community High School District 127, Grayslake, Illinois, General Obligation Bonds, Series 2002A, 9.000%, 2/01/13 – FGIC Insured	No Opt. Call	AAA	2,217,866
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	No Opt. Call	AAA	1,996,880
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AAA	4,930,900
3,270	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	3,272,093
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	1,125,429
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	577,411
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AAA	1,861,631
9,170	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	1,401,818
6,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	6,797,505
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34	2/20 at 100.00	AA+	2,025,941
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA+	2,690,719
133,150	Total Illinois			94,157,684
	Indiana – 2.8% (1.7% of Total Investments)
4,695	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	8/11 at 100.00	Baa1	4,704,295
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	3,738,550
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	5,579,340
2,000	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	A3	2,002,040
16,725	Total Indiana			16,024,225
	Iowa – 2.0% (1.2% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	846,868
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	3,992,000
6,685	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	6,783,335
12,655	Total Iowa			11,622,203
	Kansas – 1.2% (0.7% of Total Investments)
2,500	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 100.00	AAA	2,687,725
3,715	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,416,350
600	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	549,888
6,815	Total Kansas			6,653,963

Nuveen Investments	45

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.2% (0.1% of Total Investments)
$1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	$1,013,460
	Louisiana – 3.2% (2.0% of Total Investments)
7,415	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.000%, 12/01/32 – NPFG Insured	12/12 at 100.00	Baa1	6,337,601
	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
1,765	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	1,790,328
3,350	5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	3,302,263
7,850	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–	7,164,146
20,380	Total Louisiana			18,594,338
	Maryland – 1.2% (0.7% of Total Investments)
4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	3,981,260
2,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,951,975
6,910	Total Maryland			6,933,235
	Michigan – 3.0% (1.8% of Total Investments)
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA+	4,226,550
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	4,687,750
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	2,689,551
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,307,493
3,795	Utica Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19	11/13 at 100.00	AA	4,077,272
17,995	Total Michigan			16,988,616
	Minnesota – 1.0% (0.6% of Total Investments)
930	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/11 at 100.00	A	932,939
1,460	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative Minimum Tax)	7/11 at 101.00	AA+	1,504,676
2,685	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	3,167,092
5,075	Total Minnesota			5,604,707
	Mississippi – 1.0% (0.6% of Total Investments)
5,900	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/11 at 100.00	BBB	5,783,416
	Missouri – 0.8% (0.5% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	3,147,840
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	1,472,800
13,000	Total Missouri			4,620,640

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 1.9% (1.2% of Total Investments)
$11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	$11,134,959
	Nevada – 6.3% (3.9% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	15,161,850
11,615	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	10,824,135
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
6,125	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	N/R	1,087,371
8,500	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	N/R	874,905
7,860	0.000%, 1/01/27 – AMBAC Insured	No Opt. Call	N/R	761,948
19,300	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	4,840,054
2,135	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/15 at 33.61	A	295,249
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.488%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,493,100
73,035	Total Nevada			36,338,612
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	2,958,090
	New Jersey – 4.0% (2.5% of Total Investments)
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%, 7/01/37	1/17 at 35.47	BBB-	2,403,592
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	7,011,200
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 0.000%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	3,999,071
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa2	1,311,810
3,525	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,746,652
2,100	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,308,257
4,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	Baa3	2,496,000
71,090	Total New Jersey			23,276,582
	New Mexico – 1.3% (0.8% of Total Investments)
5,925	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA– (4)	6,063,823
1,275	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.250%, 6/01/12	No Opt. Call	AA	1,312,727
7,200	Total New Mexico			7,376,550
	New York – 7.2% (4.4% of Total Investments)
7,000	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	623,560
2,500	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.250%, 8/15/26 – AGM Insured	8/14 at 100.00	AA+	2,588,375
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	2,925,270
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	3,885,385
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	7/11 at 100.00	AA	5,018
4,865	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,130,921

Nuveen Investments	47

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	$144,115
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
735	5.000%, 8/01/17	8/12 at 100.00	AA	767,869
5,410	5.750%, 8/01/18	8/12 at 100.00	AA	5,697,379
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
265	5.000%, 8/01/17 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	280,404
1,120	5.750%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AA (4)	1,195,622
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	BBB–	8,230,658
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	9,625,700
47,085	Total New York			41,100,276
	North Carolina – 6.2% (3.8% of Total Investments)
1,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	2,166,608
17,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	17,123,250
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,248,940
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA	3,472,840
7,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	7,928,025
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	1,931,027
35,300	Total North Carolina			35,870,690
	North Dakota – 0.3% (0.2% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Series 2011, 6.000%, 11/01/28	11/21 at 100.00	AA–	1,558,020
	Ohio – 8.4% (5.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,415	5.375%, 6/01/24	6/17 at 100.00	Baa3	3,463,744
110	5.125%, 6/01/24	6/17 at 100.00	Baa3	84,993
1,250	5.875%, 6/01/30	6/17 at 100.00	Baa3	902,050
6,215	5.750%, 6/01/34	6/17 at 100.00	Baa3	4,282,135
4,300	6.000%, 6/01/42	6/17 at 100.00	Baa3	2,985,318
4,750	5.875%, 6/01/47	6/17 at 100.00	Baa3	3,204,778
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	BBB+	5,164,680
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	9,348,300
5,705	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Medical Center, Series 1999, 6.300%, 4/01/12	No Opt. Call	A	5,953,681
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	5,545,595
7,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	7,478,250
55,745	Total Ohio			48,413,524

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.3% (0.2% of Total Investments)
$1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	$1,665,235
	Oregon – 0.9% (0.5% of Total Investments)
5,000	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	5,085,250
	Pennsylvania – 6.8% (4.2% of Total Investments)
3,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	2,964,120
5,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/11 at 100.00	BB+	4,906,100
5,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	Aa3	4,416,302
10,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	7,921,900
7,550	Pennsylvania, General Obligation Bonds, Second Series 2001, 5.000%, 9/15/14 (Pre-refunded 9/15/11)	9/11 at 101.00	Aa1 (4)	7,761,174
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	11,016,085
43,415	Total Pennsylvania			38,985,681
	Puerto Rico – 7.8% (4.8% of Total Investments)
3,330	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	3,138,558
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	A3	7,741,200
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (UB)	12/13 at 100.00	AA+	4,280,220
8,200	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	8,959,894
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	10,018,200
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	3,894,128
7,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/40 – NPFG Insured	No Opt. Call	Aa2	1,012,340
6,355	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	5,584,011
51,495	Total Puerto Rico			44,628,551
	Rhode Island – 0.5% (0.3% of Total Investments)
3,310	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	2,863,282
	South Carolina – 5.4% (3.3% of Total Investments)
24,730	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	26,947,045
3,560	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/20 – AMBAC Insured	7/13 at 100.00	Aa2	3,798,449
28,290	Total South Carolina			30,745,494
	Tennessee – 0.8% (0.5% of Total Investments)
5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2003A, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	BBB+	4,743,750

Nuveen Investments	49

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 13.9% (8.6% of Total Investments)
$2,500	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	$1,642,725
11,255	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CC	11,025,285
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	289,310
15,000	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	11,688,000
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	1,548,775
6,000	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/11 at 100.00	CCC+	4,388,220
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30	8/16 at 49.21	Aaa	1,431,875
4,000	0.000%, 8/15/31	8/16 at 46.64	Aaa	1,349,560
1,000	Harris County, Texas, Toll Toad Unlimited Tax and Subordinate Lien Revenue Forward Refunding Bonds, Series 2001, 6.000%, 8/01/11 – FGIC Insured	No Opt. Call	AAA	1,014,560
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	395,050
1,250	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.000%, 12/01/20 – AGM Insured	12/11 at 100.00	AA+	1,279,500
2,400	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,435,280
9,350	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/32 – FGIC Insured	8/15 at 39.49	AA–	2,924,026
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/33	8/14 at 35.27	AAA	1,768,620
11,850	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003B, 5.000%, 5/15/31 – AGM Insured	No Opt. Call	AA+	11,861,021
4,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	3,187,240
3,500	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008A, 5.500%, 2/01/12	No Opt. Call	Aa1	3,636,570
3,295	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1762, 16.974%, 2/15/36 (IF)	2/17 at 100.00	AA–	2,158,489
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,753,043
5,165	Texas State, General Obligation Bonds, Water Financial Assistance, Series 2010B, 5.000%, 8/01/11	No Opt. Call	Aaa	5,227,755
5,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34	8/15 at 36.81	AAA	1,398,750
3,970	Wichita Falls, Wichita County, Texas, Priority Lien Water and Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/21 (Pre-refunded 8/01/11) – AMBAC Insured	8/11 at 100.00	AA– (4)	4,018,275
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/23	8/15 at 67.10	AAA	1,671,450
2,000	0.000%, 8/15/24	8/15 at 63.56	AAA	1,049,600
112,590	Total Texas			80,142,979
	Utah – 0.5% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	2,796,450

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 2.7% (1.7% of Total Investments)
$21,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	$15,625,770
	Washington – 10.3% (6.3% of Total Investments)
2,755	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	A1	3,038,600
2,700	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2008D, 5.000%, 7/01/11	No Opt. Call	Aaa	2,722,086
10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 101.00	Aaa	10,190,500
820	King County, Washington, Sewer Revenue Bonds, Series 2001, 5.000%, 1/01/23 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa2 (4)	845,773
1,680	King County, Washington, Sewer Revenue Bonds, Series 2001, 5.000%, 1/01/23 – FGIC Insured	1/12 at 100.00	AA+	1,714,003
2,150	Seattle, Washington, General Obligation Refunding and Improvement Bonds, Series 2002, 4.500%, 12/01/20	12/12 at 100.00	AAA	2,202,546
3,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	Aa1	3,160,950
3,520	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and	10/11 at 100.00	Aa3 (4)	3,588,288
	Regional Medical Center, Series 2001, 5.000%, 10/01/21 (Pre-refunded 10/01/11) – AMBAC Insured
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 – AGM Insured	5/18 at 100.00	AA+	7,867,360
10,480	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	10,565,831
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002C, 5.000%, 1/01/21 (Pre-refunded 1/01/12) – AGM Insured	1/12 at 100.00	AA+ (4)	9,284,760
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	3,831,570
63,105	Total Washington			59,012,267
	Wisconsin – 2.7% (1.7% of Total Investments)
2,280	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	2,367,050
1,755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB	1,518,040
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, United Lutheran Program for the Aging Inc., Series 1998, 5.700%, 3/01/28	9/11 at 100.00	N/R	1,064,250
9,920	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	10,577,597
15,205	Total Wisconsin			15,526,937

Nuveen Investments	51

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7% (0.4% of Total Investments)
$4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$4,181,470
$1,288,400	Total Investments (cost $1,005,041,850) – 163.1%			937,587,364
	Floating Rate Obligations – (7.6)%			(43,530,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (61.0)% (6)			(350,900,000)
	Other Assets Less Liabilities – 5.5%			31,816,722
	Net Assets Applicable to Common Shares – 100%			$574,974,086

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing.  Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen Dividend Advantage Municipal Fund
NAD	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 156.8% (99.9% of Total Investments)
	Alabama – 0.3% (0.2% of Total Investments)
$1,600	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2000, 5.750%, 12/01/20	6/11 at 101.00	A–	$1,605,759
	Alaska – 0.2% (0.1% of Total Investments)
750	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	757,769
	Arizona – 2.8% (1.8% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,334,278
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	7,870,032
5,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	4,160,650
15,550	Total Arizona			14,364,960
	California – 9.1% (5.8% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	A	192,504
6,000	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA+	1,707,780
3,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	2,581,140
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	4,916,300
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,116,848
6,750	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,363,913
65	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	7/11 at 100.00	A1	65,159
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 – AGM Insured	No Opt. Call	AA+	4,927,600
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	486,540
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	1,388,520
9,925	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA+	8,440,318
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,750	5.000%, 6/01/33	6/17 at 100.00	Baa3	3,838,413
1,000	5.125%, 6/01/47	6/17 at 100.00	Baa3	610,150
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,269,784
1,495	Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12 – NPFG Insured	7/11 at 100.00	Baa1	1,497,796
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
2,000	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	Baa1	377,440
17,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	1,743,010
575	Seaside Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2003, 5.375%, 8/01/18 – NPFG Insured	8/13 at 100.00	A	586,523
77,045	Total California			47,109,738

Nuveen Investments	53

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 6.3% (4.0% of Total Investments)
$1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	$807,863
3,330	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,342,754
	Denver City and County, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects, Series 1999A:
2,170	6.000%, 1/01/12 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	A–	2,178,897
675	6.000%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	A–	677,363
4,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/11 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+	4,618,394
1,475	Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)	10/11 at 100.00	B	1,379,774
8,515	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Baa1	3,005,114
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	5,191,000
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	Baa1	8,408,400
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	Baa1	1,372,125
2,000	Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 – NPFG Insured	No Opt. Call	Baa1	1,983,440
121,290	Total Colorado			32,965,124
	Connecticut – 0.3% (0.2% of Total Investments)
4,335	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	1,630,864
	Florida – 11.1% (7.1% of Total Investments)
1,255	Florida Housing Finance Agency, Housing Revenue Bonds, Mar Lago Village Apartments, Series 1997F, 5.800%, 12/01/17 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 100.00	N/R	1,255,251
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	13,945,950
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	2,204,675
13,625	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/11 at 100.00	BB+	13,693,125
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	19,940,579
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	6,571,166
61,750	Total Florida			57,610,746
	Georgia – 1.7% (1.1% of Total Investments)
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	4,143,300
5,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	4,894,199
10,000	Total Georgia			9,037,499
	Idaho – 0.1% (0.1% of Total Investments)
110	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	113,852
140	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	142,817
180	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	184,286
430	Total Idaho			440,955

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 30.1% (19.2% of Total Investments)
$1,070	Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital, Series 1999, 5.750%, 12/01/12	6/11 at 101.00	BBB+	$1,083,011
2,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	Aa2	647,476
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	Aa2	7,328,445
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
625	5.500%, 12/20/19 (Alternative Minimum Tax)	10/11 at 100.00	AA–	628,325
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	10/11 at 100.00	AA–	1,211,089
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	10/11 at 100.00	AA–	1,925,193
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	Aa3	23,693,898
1,655	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 – AMBAC Insured	No Opt. Call	AA+	1,747,283
3,340	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	3,103,829
190	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 – AGM Insured	11/13 at 100.00	Aa3	204,659
810	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa3 (4)	900,842
3,935	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Lake County School District 116 – Round Lake, Series 1999, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	Baa1	3,443,046
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,017,500
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,433,595
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	1,759,680
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	935,680
5,570	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A, 5.000%, 7/01/34	7/14 at 100.00	Aa1	5,565,823
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19	7/17 at 100.00	Aa1	1,349,068
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	3,995,800
5,980	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	4,867,959
9,800	Illinois Health Facilities Authority, Remarketed Revenue Bonds, University of Chicago Project, Series 1985A, 5.500%, 8/01/20	8/11 at 103.00	Aa1	10,121,342
10,720	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 1997A, 5.000%, 7/01/24 – NPFG Insured	7/11 at 100.00	Baa1	9,904,208
1,500	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.800%, 1/01/36 – FGIC Insured	1/15 at 100.00	AA	1,381,815
2,000	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	A1	1,157,500
11,345	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/25 – AGM Insured	1/15 at 60.14	Aa3	5,157,324
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	2,007,660
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	A2	6,573,228
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	A2	6,465,810
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	3,137,310

Nuveen Investments	55

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 – SYNCORA GTY Insured	11/15 at 54.13	Aa2	$697,967
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA+	25,289,178
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA+	3,781,400
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,311,765
10,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	5,230,600
4,500	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	Aa3	3,198,915
183,645	Total Illinois			156,258,223
	Indiana – 4.4% (2.8% of Total Investments)
1,630	Hospital Authority of Delaware County, Indiana, Hospital Revenue Refunding Bonds, Cardinal Health System, Series 1997, 5.000%, 8/01/16 – AMBAC Insured	7/11 at 100.00	N/R	1,599,715
4,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	3,719,560
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	1,804,020
5,865	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 1847, 7.863%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	5,297,327
6,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	6,210,553
3,965	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Taxes Lease Rental Revenue Subordinate Bonds, Series 1997A, 5.000%, 6/01/22 – NPFG Insured	7/11 at 100.00	Baa1	3,973,604
24,135	Total Indiana			22,604,779
	Iowa – 0.9% (0.6% of Total Investments)
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	4,720,519
	Kansas – 1.7% (1.1% of Total Investments)
3,825	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 1999, 4.000%, 10/01/18 – FGIC Insured	10/11 at 100.00	Aa2	3,829,169
2,945	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	2,976,129
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,066,308
10,500	Total Kansas			8,871,606
	Kentucky – 1.2% (0.7% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
1,850	5.850%, 10/01/17	10/11 at 100.00	BB–	1,728,196
4,990	5.875%, 10/01/22	10/11 at 100.00	BB–	4,304,873
6,840	Total Kentucky			6,033,069
	Louisiana – 7.5% (4.8% of Total Investments)
1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,853,023
5,350	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	5,273,763
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	7,492,590
5,445	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	4,980,814

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$13,570	Louisiana Transportation Authority, Senior Lien Toll Road Revenue Bonds, Series 2005B, 0.000%, 12/01/28 – AMBAC Insured	7/11 at 40.01	AA–	$4,550,157
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
8,870	5.500%, 5/15/30	5/11 at 101.00	A	8,756,464
6,750	5.875%, 5/15/39	5/11 at 101.00	A–	6,160,253
50,735	Total Louisiana			39,067,064
	Massachusetts – 2.7% (1.7% of Total Investments)
1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	431,626
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2003A, 5.250%, 7/01/11	No Opt. Call	AAA	2,521,525
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA+	4,548,636
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A3	551,819
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,181,734
2,925	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,836,051
785	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.875%, 9/01/23 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	679,127
1,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A	505,910
15,935	Total Massachusetts			14,256,428
	Michigan – 2.9% (1.8% of Total Investments)
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,386,860
3,215	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004A, 5.250%, 7/01/18 – NPFG Insured	7/16 at 100.00	A2	3,310,003
3,480	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.125%, 10/15/20	10/11 at 100.00	Aa3	3,528,407
1,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2003, 5.500%, 11/01/11	No Opt. Call	A	1,528,740
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,307,493
15,345	Total Michigan			15,061,503
	Minnesota – 1.4% (0.9% of Total Investments)
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	6,853,508
470	Minnesota Housing Finance Agency, Single Family Mortgage Bonds, Series 1998H-1, 5.650%, 7/01/31 (Alternative Minimum Tax)	7/11 at 100.00	AA+	485,919
6,845	Total Minnesota			7,339,427
	Missouri – 2.4% (1.5% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	2,754,360
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	1,699,850
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A:
300	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	304,329
1,885	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,912,201
2,185	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	2,216,530
3,670	5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	3,722,958
20,040	Total Missouri			12,610,228

Nuveen Investments	57

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.3% (0.2% of Total Investments)
$385	Montana Board of Housing, Single Family Mortgage Bonds, Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)	6/11 at 100.00	AA+	$391,915
1,000	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1999B, 6.400%, 12/01/32 (Alternative Minimum Tax)	6/11 at 100.00	A2	977,080
1,385	Total Montana			1,368,995
	Nevada – 5.3% (3.4% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,107,900
9,675	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	9,016,229
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
8,000	0.000%, 1/01/19 – AMBAC Insured	No Opt. Call	N/R	1,256,320
4,000	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	1,003,480
3,000	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	752,340
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.765%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	3,910,200
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,666,140
39,925	Total Nevada			27,712,609
	New Jersey – 7.1% (4.5% of Total Investments)
6,850	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 5.750%, 12/01/15	No Opt. Call	Baa1	7,476,090
1,830	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Aaa	1,836,204
4,130	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 – AMBAC Insured	No Opt. Call	Aa3	4,460,235
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A+	4,534,080
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A+	6,476,400
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
6,940	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	7,228,079
3,165	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,364,015
1,365	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,535,884
48,280	Total New Jersey			36,910,987
	New Mexico – 1.5% (0.9% of Total Investments)
4,000	Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2009, 2.500%, 8/01/11	No Opt. Call	Aa1	4,022,960
3,730	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/32 – AGM Insured	7/14 at 100.00	AA+	3,730,298
7,730	Total New Mexico			7,753,258
	New York – 9.9% (6.3% of Total Investments)
2,170	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 – RAAI Insured	7/11 at 100.00	A3	2,171,693
7,500	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	8/11 at 100.00	AA–	7,507,425
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	6,076,680
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	5,171,918
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,020,250

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$8,800	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	$8,937,984
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010:
5,000	6.500%, 12/01/28	12/15 at 100.00	BBB–	5,113,700
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,622,104
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	9,999,400
50,895	Total New York			51,621,154
	North Carolina – 1.1% (0.7% of Total Investments)
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,573,290
3,830	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	4,367,426
5,330	Total North Carolina			5,940,716
	North Dakota – 1.6% (1.0% of Total Investments)
4,325	Bismarck, North Dakota, Health Care Revenue Bonds, St. Alexius Medical Center, Series 1998A, 5.250%, 7/01/15 – AGM Insured	7/11 at 100.00	AA+	4,337,370
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	4,081,375
8,235	Total North Dakota			8,418,745
	Ohio – 3.7% (2.4% of Total Investments)
2,300	Amherst Exempted Village School District, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 2001, 5.125%, 12/01/21 (Pre-refunded 12/01/11) – FGIC Insured	12/11 at 100.00	Aa2 (4)	2,364,653
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,275	5.375%, 6/01/24	6/17 at 100.00	Baa3	1,000,289
160	5.125%, 6/01/24	6/17 at 100.00	Baa3	123,626
1,800	5.875%, 6/01/30	6/17 at 100.00	Baa3	1,298,952
1,740	5.750%, 6/01/34	6/17 at 100.00	Baa3	1,198,860
3,930	5.875%, 6/01/47	6/17 at 100.00	Baa3	2,651,532
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	BBB+	5,164,680
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	3,549,625
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,008,290
840	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	6/11 at 100.00	Aa1	843,251
22,695	Total Ohio			19,203,758
	Oregon – 0.5% (0.3% of Total Investments)
2,355	Portland, Oregon, Downtown Waterfront Urban Renewal and Redevelopment Revenue Bonds, Series 2000A, 5.500%, 6/15/20 – AMBAC Insured	6/11 at 100.00	Aa3	2,355,683
	Pennsylvania – 3.0% (1.9% of Total Investments)
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,225,313
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,365,240
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	5,670,792
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	3,960,950
3,205	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	3,412,876
19,155	Total Pennsylvania			15,635,171

Nuveen Investments	59

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 5.9% (3.8% of Total Investments)
$2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	$2,356,275
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	AA+ (4)	4,280,220
8,200	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	8,959,894
12,845	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	A3	1,257,654
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	10,018,200
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	3,894,128
42,155	Total Puerto Rico			30,766,371
	Rhode Island – 3.1% (2.0% of Total Investments)
2,015	Central Falls, Rhode Island, General Obligation School Bonds, Series 1999, 6.250%, 5/15/20 – RAAI Insured	5/11 at 100.00	B3	1,500,349
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.479%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,501,380
1,000	9.579%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	968,460
12,500	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	11,978,875
17,015	Total Rhode Island			15,949,064
	South Carolina – 0.7% (0.4% of Total Investments)
2,045	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/27 – AGM Insured	11/14 at 100.00	AA+	2,066,145
1,500	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 2001, 5.000%, 5/01/31 – AMBAC Insured	5/12 at 100.00	AA–	1,404,510
3,545	Total South Carolina			3,470,655
	Tennessee – 0.9% (0.6% of Total Investments)
430	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	A2	430,563
2,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – AGM Insured	9/11 at 100.00	AA+	2,426,382
2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,913,720
1,500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	75,150
6,665	Total Tennessee			4,845,815
	Texas – 7.7% (4.9% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	1,079,578
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	1,921,400
2,820	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	2,197,344
820	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA+ (4)	842,812
2,610	Granbury Independent School District, Counties of Hood, Johnson, Parker, and Somervell, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999, 0.000%, 8/01/11	No Opt. Call	AAA	2,607,338
2,305	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	Baa1	1,046,193

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
$3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	$838,245
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	2,985,966
30,095	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/34	8/12 at 27.94	AAA	7,834,330
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/33 – FGIC Insured	8/15 at 37.33	AA–	2,724,254
33,160	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/38	8/14 at 26.50	AAA	6,923,808
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	991,850
3,295	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1761, 16.974%, 2/15/36 (IF)	2/17 at 100.00	AA–	2,158,489
7,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/35	8/15 at 34.92	AAA	1,836,590
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/20	8/15 at 78.46	AAA	2,013,270
3,000	0.000%, 8/15/22	8/15 at 70.77	AAA	1,778,100
118,170	Total Texas			39,779,567
	Utah – 0.1% (0.1% of Total Investments)
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1999C-2, Class II:
125	5.700%, 7/01/19 (Alternative Minimum Tax)	7/11 at 100.75	Aaa	128,996
35	5.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 100.75	Aa2	35,030
275	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	7/11 at 100.00	AA–	275,349
435	Total Utah			439,375
	Virginia – 0.8% (0.5% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	N/R	1,267,155
2,930	Virginia Beach, Virginia, General Obligation Bonds, Series 2008A, 5.000%, 10/01/11	No Opt. Call	AAA	2,988,893
4,430	Total Virginia			4,256,048
	Washington – 9.2% (5.8% of Total Investments)
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 – SYNCORA GTY Insured	7/13 at 100.00	Aaa	4,342,480
	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B:
1,755	6.000%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	1,758,563
2,590	6.000%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	2,594,714
	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C:
875	6.000%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	876,776
1,260	6.000%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1	1,262,293
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,007,480
5,955	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	6,003,771
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	2,742,746
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	13,052,528
18,470	0.000%, 1/01/21	No Opt. Call	AA+	12,968,156
57,905	Total Washington			47,609,507
	Wisconsin – 7.3% (4.7% of Total Investments)
1,690	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,931,788
560	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	567,627

Nuveen Investments	61

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$7,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	AA+	$6,972,291
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–	4,347,580
4,380	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Kenosha Hospital and Medical Center Inc., Series 1999, 5.625%, 5/15/29	5/11 at 100.00	A	4,357,793
12,700	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Health System Corporation, Series 1999, 5.500%, 8/15/25 – AMBAC Insured	8/11 at 100.00	A2	12,701,016
2,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	1,866,791
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	5,382,902
38,270	Total Wisconsin			38,127,788
$1,128,345	Total Municipal Bonds (cost $856,414,911)			814,511,526

Shares	Description (1)			Value
	Investment Companies – 0.1% (0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.			$127,862
32,332	Invesco Van Kampen Quality Municipal Income Trust			385,397
	Total Investment Companies (cost $528,388)			513,259
	Total Investments (cost $856,943,299) – 156.9%			815,024,785
	Floating Rate Obligations – (9.9)%			(51,605,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (27.8)% (7)			(144,300,000)
	Other Assets Less Liabilities – 3.9%			20,542,199
	Auction Rate Preferred Shares, at Liquidation Value – (23.1)% (7)			(120,075,000)
	Net Assets Applicable to Common Shares – 100%			$519,586,984

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing.  Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.7% and 14.7%, respectively.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

62	Nuveen Investments

Nuveen Dividend Advantage Municipal Fund 2
NXZ	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 5.2% (3.5% of Total Investments)
$2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$1,898,456
18,500	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 101.00	A1 (4)	18,774,910
20,530	Total Alabama			20,673,366
	Alaska – 0.9% (0.6% of Total Investments)
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	No Opt. Call	AA	2,281,733
2,200	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	1,309,792
4,490	Total Alaska			3,591,525
	Arizona – 1.8% (1.2% of Total Investments)
4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	4,125,825
3,120	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	3,009,677
7,620	Total Arizona			7,135,502
	Arkansas – 0.2% (0.1% of Total Investments)
655	Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, GNMA Mortgage-Backed Securities Program, Series 2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)	1/12 at 100.00	AAA	649,871
	California – 17.8% (11.9% of Total Investments)
9,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	Baa3	6,444,810
6,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2001Q, 5.250%, 12/01/32	6/11 at 101.00	AAA	6,076,800
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	3,922,267
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,116,848
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	2,148,000
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – FGIC Insured	6/15 at 100.00	A2	16,441,600
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,615,900
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,050	5.000%, 6/01/33	6/17 at 100.00	Baa3	1,368,478
1,000	5.125%, 6/01/47	6/17 at 100.00	Baa3	610,150
6,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	6,007,200
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa3	4,336,040
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA+	3,079,500
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa1	1,531,740
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA+	1,121,408
3,000	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA+	881,910

Nuveen Investments	63

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$12,500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	$1,726,625
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A	5,045,750
40	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/11 at 100.00	Baa1	39,256
103,005	Total California			70,514,282
	Colorado – 11.0% (7.3% of Total Investments)
2,245	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA	2,289,967
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB	1,640,840
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006A:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,594,354
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,417,579
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,459,501
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	Baa2	975,600
8,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.99	Baa1	2,091,120
1,280	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31 (Alternative Minimum Tax)	11/11 at 101.00	N/R	1,200,051
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	862,119
5,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded 6/15/11) – AGM Insured	6/11 at 102.00	AA+ (4)	5,131,450
	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B:
22,000	0.000%, 6/15/28 (Pre-refunded 6/15/11) – AGM Insured	6/11 at 35.65	AA+ (4)	7,835,740
17,650	0.000%, 6/15/29 (Pre-refunded 6/15/11) – AMBAC Insured	6/11 at 33.46	N/R (4)	5,898,983
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	984,880
960	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	976,522
83,890	Total Colorado			43,358,706
	District of Columbia – 2.3% (1.6% of Total Investments)
835	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/11 at 101.00	BBB	800,523
4,250	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	4,054,543
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	4,430,550
10,085	Total District of Columbia			9,285,616
	Florida – 5.2% (3.5% of Total Investments)
15,000	Jacksonville, Florida, Transportation Revenue Bonds, Series 2001, 5.250%, 10/01/29 – NPFG Insured	10/11 at 100.00	Aa2	15,033,000
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	2,773,710
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,650,040
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa1	1,199,055
21,500	Total Florida			20,655,805

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.1% (1.4% of Total Investments)
$2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	$1,875,980
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	1,956,340
5,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.125%, 2/15/40	No Opt. Call	A+	4,588,550
9,000	Total Georgia			8,420,870
	Hawaii – 2.5% (1.7% of Total Investments)
	Honolulu Board of Water Supply, Hawaii, Water System Revenue Bonds, Series 2001:
3,000	5.250%, 7/01/26 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AA+ (4)	3,025,890
6,725	5.250%, 7/01/31 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AA+ (4)	6,783,037
9,725	Total Hawaii			9,808,927
	Illinois – 14.5% (9.7% of Total Investments)
3,485	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/11 at 100.00	AAA	3,493,852
555	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32 (Alternative Minimum Tax)	10/11 at 105.00	AAA	573,609
5,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 –	No Opt. Call	Aa3	1,081,150
	FGIC Insured
3,985	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.250%, 1/01/33 – NPFG Insured	1/12 at 100.00	Aa3	3,732,550
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,120,945
3,180	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.250%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	3,453,480
910	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 – AMBAC Insured	9/11 at 100.00	BBB+	841,159
4,090	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 (Pre-refunded 9/01/11) – AMBAC Insured	9/11 at 100.00	BBB+ (4)	4,157,935
3,100	Illinois Development Finance Authority, Revenue Bonds, Midwestern University, Series 2001B, 6.000%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 101.00	AAA	3,138,440
9,630	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	Baa1	8,435,206
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,488,975
6,965	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	5,669,789
2,275	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	2,240,124
1,535	Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16	No Opt. Call	AAA	1,540,280
740	Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16 (Pre-refunded 6/15/11)	6/11 at 100.00	A1 (4)	744,921
2,500	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	A1	1,249,625
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
7,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	2,211,375
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,824,400
1,701	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	1,366,873
3,360	Northfield Township High School District 225, Cook County, Illinois, Glenbrook, General Obligation School Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	1,728,418
80,111	Total Illinois			57,093,106

Nuveen Investments	65

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
April 30, 2011 (Unaudited)
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 4.0% (2.6% of Total Investments)
$2,295	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31	9/11 at 100.00	BBB	$1,872,697
1,900	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	2,112,743
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	902,010
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,819,576
4,000	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,365,840
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (5)	8/11 at 100.00	N/R	1,584,780
20,475	Total Indiana			15,657,646
	Iowa – 1.5% (1.0% of Total Investments)
1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R (4)	1,070,250
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	5,061,856
7,340	Total Iowa			6,132,106
	Kansas – 4.3% (2.9% of Total Investments)
17,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2001-III, 5.625%, 11/15/31	11/11 at 101.00	A+	16,989,120
	Kentucky – 0.3% (0.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	1,013,460
	Louisiana – 5.3% (3.5% of Total Investments)
3,960	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	3,622,410
18,825	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–	17,180,260
22,785	Total Louisiana			20,802,670
	Maryland – 0.2% (0.1% of Total Investments)
1,000	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	773,010
	Massachusetts – 0.4% (0.2% of Total Investments)
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,411,470
	Michigan – 7.4% (5.0% of Total Investments)
5,865	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA+	5,383,659
20,000	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001A, 5.500%, 7/01/33 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 101.00	A (4)	20,381,000
4,000	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A, 8.000%, 10/01/31	10/11 at 100.00	B1	3,615,000
29,865	Total Michigan			29,379,659
	Minnesota – 1.3% (0.9% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA+	5,335,400
	Montana – 0.4% (0.3% of Total Investments)
1,665	Montana Board of Housing, Single Family Program Bonds, Series 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)	6/11 at 100.00	AA+	1,665,233

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.8% (1.2% of Total Investments)
$12,275	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	$3,078,325
3,500	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	6,125
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.765%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,085,440
1,750	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.488%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	1,745,170
19,525	Total Nevada			6,915,060
	New Hampshire – 2.3% (1.5% of Total Investments)
8,000	New Hampshire Business Finance Authority, Pollution Control Remarketed Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1992A, 5.850%, 12/01/22	10/11 at 100.50	BBB+	8,071,120
1,025	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31 (Alternative Minimum Tax)	5/11 at 100.00	Aa2	1,025,133
9,025	Total New Hampshire			9,096,253
	New Jersey – 2.7% (1.8% of Total Investments)
3,995	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/11 at 101.00	B	3,913,742
310	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	322,868
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
2,200	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,418,174
425	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	478,206
3,085	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	3,439,281
10,015	Total New Jersey			10,572,271
	New Mexico – 5.9% (3.9% of Total Investments)
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
12,000	5.500%, 8/01/25 (Pre-refunded 8/01/11)	8/11 at 101.00	AA– (4)	12,281,160
10,800	5.500%, 8/01/30 (Pre-refunded 8/01/11)	8/11 at 101.00	AA– (4)	11,053,044
22,800	Total New Mexico			23,334,204
	New York – 8.0% (5.4% of Total Investments)
12,020	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	980,832
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA+	11,945,472
5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/12 at 101.00	B–	5,109,200
12,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2001C, 5.125%, 6/15/33 (UB)	7/11 at 101.00	AAA	12,051,480
1,670	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB–	1,622,104
43,490	Total New York			31,709,088
	North Carolina – 0.7% (0.4% of Total Investments)
2,950	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	2,664,234
	North Dakota – 0.3% (0.2% of Total Investments)
1,025	North Dakota Housing Finance Agency, Home Mortgage Finance Program Refunding Bonds, Series 2001A, 5.550%, 1/01/32 (Alternative Minimum Tax)	7/11 at 100.00	Aa1	1,027,768

Nuveen Investments	67

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
April 30, 2011 (Unaudited)
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 1.9% (1.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$10,000	5.750%, 6/01/34	6/17 at 100.00	Baa3	$6,890,000
1,000	5.875%, 6/01/47	6/17 at 100.00	Baa3	674,690
11,000	Total Ohio			7,564,690
	Oklahoma – 0.9% (0.6% of Total Investments)
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	3,527,510
	Oregon – 1.3% (0.8% of Total Investments)
5,000	Oregon Department of Administrative Services, Certificates of Participation, Series 2001D, 5.000%, 5/01/26 – AMBAC Insured	11/11 at 101.00	AA	5,036,750
	Puerto Rico – 3.2% (2.2% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,504,550
9,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	8,411,678
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
30,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	1,562,100
6,150	0.000%, 8/01/56	No Opt. Call	Aa2	279,825
47,960	Total Puerto Rico			12,758,153
	South Carolina – 1.7% (1.2% of Total Investments)
21,570	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	6,935,402
	Texas – 25.0% (16.7% of Total Investments)
10,000	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	7,792,000
	Dallas-Fort Worth International Airport Public Facility Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
15,000	5.250%, 1/15/26 – AGM Insured	7/11 at 100.00	AA+	15,007,950
1,750	5.200%, 1/15/31 – AGM Insured	7/11 at 100.00	AA+	1,750,158
6,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	5,673,060
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2	10,063,700
1,715	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	Baa1	167,847
31,170	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	22,594,510
4,465	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa1	520,619
40,000	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	Baa1	3,185,600
	Hays Consolidated Independent School District, Hays County, Texas, General Obligation School Building Bonds, Series 2001:
10,715	0.000%, 8/15/25 (Pre-refunded 8/15/11)	8/11 at 43.18	AAA	4,620,094
12,940	0.000%, 8/15/26 (Pre-refunded 8/15/11)	8/11 at 40.60	AAA	5,247,041
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,339,050
5,540	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	1,375,083
10,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA+	3,584,100
3,295	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1760-3, 16.974%, 2/15/36 (IF)	2/17 at 100.00	AA–	2,158,489
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,753,043

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/28 – AMBAC Insured	8/12 at 39.43	BBB+	$305,270
10,500	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	8/11 at 100.00	Aaa	10,571,820
181,980	Total Texas			98,709,434
	Virginia – 0.4% (0.3% of Total Investments)
1,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 – NPFG Insured	7/11 at 100.00	AAA	1,500,734
	Washington – 2.7% (1.8% of Total Investments)
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa2	2,103,500
7,500	Washington State Health Care Facilities Authority, Revenue Bonds, Sisters of Providence Health System, Series 2001A, 5.250%, 10/01/21 – NPFG Insured	10/11 at 100.00	AA	7,608,225
855	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	862,001
10,855	Total Washington			10,573,726
	West Virginia – 2.0% (1.3% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22 (Mandatory put 10/01/11)	10/11 at 100.00	BBB	5,020,000
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	BBB	2,801,614
7,950	Total West Virginia			7,821,614
	Wisconsin – 0.3% (0.2% of Total Investments)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2002A, 7.375%, 5/01/26 (Pre-refunded 5/01/12)	5/12 at 100.00	N/R (4)	1,068,329
$859,386	Total Investments (cost $618,711,664) – 149.7%			591,162,570
	Floating Rate Obligations – (6.8)%			(26,660,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.6)% (6)			(196,000,000)
	Other Assets Less Liabilities – 6.7%			26,451,056
	Net Assets Applicable to Common Shares – 100%			$394,953,626

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing.  Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments are 33.2%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	69

Nuveen Dividend Advantage Municipal Fund 3
NZF	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 149.0% (99.0% of Total Investments)
	Alabama – 1.7% (1.1% of Total Investments)
$3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,384,745
5,655	Alabama State Port Authority, Revenue Bonds, State Docks Department Facilities, Series 2001, 5.250%, 10/01/26 (Pre-refunded 10/01/11) – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	BBB (4)	5,762,388
9,155	Total Alabama			9,147,133
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	595,359
	Arizona – 1.0% (0.7% of Total Investments)
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Series 2006, Trust 3151, 13.409%, 7/01/16 (IF)	No Opt. Call	AAA	3,652,895
2,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	1,830,685
5,590	Total Arizona			5,483,580
	Arkansas – 0.7% (0.5% of Total Investments)
	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,805	5.500%, 11/01/13 (Pre-refunded 11/01/11)	11/11 at 101.00	N/R (4)	1,869,365
1,900	5.500%, 11/01/14 (Pre-refunded 11/01/11)	11/11 at 101.00	N/R (4)	1,967,754
3,705	Total Arkansas			3,837,119
	California – 12.3% (8.2% of Total Investments)
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A:
2,175	5.000%, 3/01/28	3/13 at 100.00	A	2,029,253
140	5.000%, 3/01/33	3/13 at 100.00	A	125,104
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,390,140
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,495,102
5,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	4,822,850
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.619%, 5/15/14 (IF)	No Opt. Call	AA–	4,934,472
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	AA	20,011
	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B:
2,180	0.000%, 8/01/31 – FGIC Insured	8/12 at 32.87	A+	526,405
3,300	0.000%, 8/01/32 – FGIC Insured	8/12 at 30.97	A+	724,779
11,865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	Baa3	7,239,430
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	7,532,025
	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2001:
10,510	5.750%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	10,640,955
5,000	5.375%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	5,005,150
1,500	5.250%, 1/01/23 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	1,462,215
10,000	5.500%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	8,824,100
12,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	6,577,080

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	$1,025,300
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	925,590
95,495	Total California			68,299,961
	Colorado – 6.3% (4.2% of Total Investments)
2,250	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	2,458,418
1,535	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)	3/13 at 100.00	N/R (4)	1,704,940
1,775	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Series 2001, 7.375%, 6/01/31 Pre-refunded 6/01/11)	6/11 at 100.00	Ba1 (4)	1,785,952
3,090	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,535,530
3,380	Colorado Housing Finance Authority, Multifamily Project Bonds, Class I, Series 2001A-1, 5.500%, 4/01/31 (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,380,642
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	3,803,900
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	5,594,354
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,417,579
4,335	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	A+	4,459,501
2,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	2,038,620
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	785,688
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	1,524,140
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	984,880
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	640,842
36,610	Total Colorado			35,114,986
	Delaware – 0.1% (0.1% of Total Investments)
520	Delaware State Housing Authority, Multifamily Mortgage Revenue Bonds, Series 2001A, 5.400%, 7/01/24	7/12 at 100.00	N/R	536,915
	District of Columbia – 0.7% (0.5% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.376%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,107,796
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.352%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	2,767,415
4,670	Total District of Columbia			3,875,211
	Florida – 1.6% (1.1% of Total Investments)
	Orange County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
1,105	5.400%, 12/01/32 – AGM Insured	12/11 at 100.00	AA+	1,099,365
2,195	5.450%, 12/01/41 – AGM Insured	12/11 at 100.00	AA+	2,140,673
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	4,863,733
1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	668,830
9,755	Total Florida			8,772,601

Nuveen Investments	71

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 5.6% (3.8% of Total Investments)
$5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B, 5.625%, 1/01/30 – FGIC Insured (Alternative Minimum Tax)	7/11 at 100.50	A+	$5,008,050
15,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	A1	15,146,099
2,700	Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series 2001, 7.900%, 12/01/24 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	2,848,122
3,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,934,510
2,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	1,205,840
3,740	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	3,748,602
500	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	358,200
31,940	Total Georgia			31,249,423
	Illinois – 16.5% (10.9% of Total Investments)
8,375	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.500%, 1/01/19 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	8,436,220
4,950	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	A2	4,588,601
2,220	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3	2,501,429
10,000	Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001, 5.000%, 11/01/26 (Pre-refunded 11/01/11) – AMBAC Insured	11/11 at 100.00	Aa2 (4)	10,237,700
1,165	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,082,623
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	8,901,181
2,415	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A2	2,420,868
3,465	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	2,984,405
9,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2001, 5.875%, 12/01/31	12/11 at 101.00	BBB–	8,346,690
15,000	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 6.125%, 7/01/31 (Pre-refunded 7/01/11)	7/11 at 100.00	Baa3 (4)	15,147,750
5,000	Lake County School District 38, Big Hallow, Illinois, General Obligation Bonds, Series 2005, 0.000%, 2/01/22 – AMBAC Insured	No Opt. Call	N/R	2,482,750
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	4,684,540
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	11,191,560
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AAA	5,201,550
2,790	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	2,904,669
137,255	Total Illinois			91,112,536
	Indiana – 6.0% (4.0% of Total Investments)
	Clark-Pleasant Community School Building Corporation, Indiana, First Mortgage Bonds, Series 2001:
1,255	5.000%, 7/15/21 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	AA+ (4)	1,296,189
1,000	5.000%, 1/15/26 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	AA+ (4)	1,032,820
	Evansville Vanderburgh Public Library Lease Corporation, Indiana, First Mortgage Bonds, Series 2001:
2,000	5.750%, 7/15/18 (Pre-refunded 1/15/12) – NPFG Insured	1/12 at 100.00	A+ (4)	2,077,760
2,750	5.125%, 1/15/24 (Pre-refunded 1/15/12) – NPFG Insured	1/12 at 100.00	A+ (4)	2,844,710

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,250	Hamilton Southeastern Cumberland Campus School Building Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.125%, 1/15/23 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	A (4)	$1,293,050
9,500	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	8/11 at 100.00	Baa1	9,518,810
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	6/15 at 100.00	Aa3	4,346,663
2,600	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	2,277,470
3,500	University of Southern Indiana, Student Fee Revenue Bonds, Series 2001H, 5.000%, 10/01/21 – AMBAC Insured	10/11 at 100.00	A1	3,518,970
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	1,874,775
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	1,859,250
1,090	Wayne County Jail Holding Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.500%, 7/15/22 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 101.00	A1 (4)	1,192,547
34,175	Total Indiana			33,133,014
	Iowa – 5.5% (3.7% of Total Investments)
2,000	Iowa Finance Authority, Healthcare Revenue Bonds, Great River Medical Center, Series 2001, 5.250%, 5/15/31 – AGM Insured	5/11 at 100.00	Aa3	1,943,220
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	674,360
	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
23,665	5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	23,999,150
3,950	5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	4,008,105
30,615	Total Iowa			30,624,835
	Kansas – 0.3% (0.2% of Total Investments)
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/14 at 103.00	N/R	750,570
1,000	5.125%, 5/15/42	5/14 at 103.00	N/R	733,900
2,000	Total Kansas			1,484,470
	Kentucky – 3.6% (2.4% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA+	1,014,040
18,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.125%, 5/15/27 – NPFG Insured	11/11 at 101.00	AA–	18,756,595
19,500	Total Kentucky			19,770,635
	Louisiana – 4.6% (3.0% of Total Investments)
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	3,064,080
3,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,080,287
20,890	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–	19,064,841
27,590	Total Louisiana			25,209,208
	Maine – 0.2% (0.1% of Total Investments)
1,075	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2001B, 5.500%, 11/15/32 (Alternative Minimum Tax)	5/11 at 100.00	AA+	1,074,946

Nuveen Investments	73

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
April 30, 2011 (Unaudited)
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 2.6% (1.7% of Total Investments)
$1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	$664,410
1,570	Maryland Community Development Administration, Insured Multifamily Housing Mortgage Loan Revenue Bonds, Series 2001B, 5.250%, 7/01/21 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	1,571,664
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	1,210,140
10,600	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	7/11 at 100.00	N/R	10,598,622
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	478,660
15,725	Total Maryland			14,523,496
	Massachusetts – 3.0% (2.0% of Total Investments)
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	1,107,851
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	769,660
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,517,728
4,700	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.250%, 6/01/16 (IF)	No Opt. Call	AA	5,425,304
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R	4,555,300
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (7)	2/17 at 100.00	AA+	3,166,733
17,140	Total Massachusetts			16,542,576
	Michigan – 9.3% (6.2% of Total Investments)
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA+	15,373,050
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38	8/17 at 100.00	N/R	1,255,280
11,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA (4)	11,229,130
1,165	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/18	10/11 at 100.00	Aa3	1,184,281
70	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/18 (Pre-refunded 10/15/11)	10/11 at 100.00	A+ (4)	71,642
3,210	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sisters of Mercy Health Corporation, Series 1993P, 5.375%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	3,419,132
	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sparrow Obligated Group, Series 2001:
1,400	5.500%, 11/15/21 (Pre-refunded 11/15/11)	11/11 at 101.00	A+ (4)	1,452,962
2,500	5.625%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A+ (4)	2,596,250
3,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	3,281,670
12,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/31 – NPFG Insured	11/11 at 100.00	A1	11,363,486
52,485	Total Michigan			51,226,883
	Minnesota – 1.3% (0.8% of Total Investments)
2,200	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	10/11 at 105.00	Aaa	2,241,580
3,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AAA	3,564,570

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	$1,148,854
6,575	Total Minnesota			6,955,004
	Mississippi – 0.9% (0.6% of Total Investments)
2,155	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	5/11 at 101.00	AAA	2,150,712
3,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,043,980
5,155	Total Mississippi			5,194,692
	Missouri – 3.0% (2.0% of Total Investments)
1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	N/R	1,264,755
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	698,590
1,825	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R (4)	1,960,926
	Missouri Development Finance Board, Cultural Facilities Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
3,335	5.250%, 12/01/19 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,431,215
3,510	5.250%, 12/01/20 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,611,264
3,695	5.250%, 12/01/21 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,801,601
2,040	5.250%, 12/01/22 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	2,098,854
16,900	Total Missouri			16,867,205
	Montana – 0.9% (0.6% of Total Investments)
5,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.50	B+	5,008,650
	Nebraska – 1.1% (0.7% of Total Investments)
4,525	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 6.050%, 9/01/41	9/20 at 100.00	AAA	4,632,469
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673, 19.815%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,328,711
5,530	Total Nebraska			5,961,180
	Nevada – 3.8% (2.5% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,107,900
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	5,591,460
2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	501,560
4,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	7,000
145	Nevada Housing Division, Single Family Mortgage Bonds, Senior Series 1998A-1, 5.300%, 4/01/18 (Alternative Minimum Tax)	10/11 at 100.00	Aaa	148,352
4,290	University of Nevada, Revenue Bonds, Community College System, Series 2001A, 5.250%, 7/01/26 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa2 (4)	4,433,501
26,435	Total Nevada			20,789,773
	New Hampshire – 0.4% (0.2% of Total Investments)
2,000	New Hampshire Health and Education Authority, Hospital Revenue Bonds, Concord Hospital, Series 2001, 5.500%, 10/01/21 – AGM Insured	10/11 at 101.00	Aa3	2,029,160

Nuveen Investments	75

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.7% (3.2% of Total Investments)
$10,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 2002A, 5.250%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 101.00	A2	$9,650,300
620	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	461,230
4,125	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 – AMBAC Insured	No Opt. Call	Aa3	4,454,835
12,970	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	2,951,713
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	4,326,200
7,045	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	Baa3	4,376,284
54,760	Total New Jersey			26,220,562
	New York – 5.1% (3.4% of Total Investments)
900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	N/R	696,402
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,236,725
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	332,418
1,780	East Rochester Housing Authority, New York, GNMA Secured Revenue Bonds, Gates Senior Housing Inc., Series 2001, 5.300%, 4/20/31	10/11 at 101.00	N/R	1,696,927
5,010	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,812,810
4,155	Monroe County Airport Authority, New York, Revenue Refunding Bonds, Greater Rochester International Airport, Series 1999, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	4,354,066
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	8,102,240
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,229,188
910	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	8/12 at 100.00	AA	956,929
1,590	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	AA (4)	1,694,876
2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16	6/11 at 100.00	AA–	2,014,120
32,145	Total New York			28,126,701
	North Carolina – 1.1% (0.7% of Total Investments)
1,710	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.873%, 7/15/32 (IF)	1/18 at 100.00	AA-	1,340,486
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA-	1,169,088
1,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	1,987,633
515	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R (4)	556,967
1,085	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13	No Opt. Call	A	1,164,433
6,260	Total North Carolina			6,218,607

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 0.8% (0.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$3,135	5.125%, 6/01/24	6/17 at 100.00	Baa3	$2,422,289
710	5.875%, 6/01/30	6/17 at 100.00	Baa3	512,364
685	5.750%, 6/01/34	6/17 at 100.00	Baa3	471,965
1,570	5.875%, 6/01/47	6/17 at 100.00	Baa3	1,059,263
6,100	Total Ohio			4,465,881
	Oklahoma – 2.0% (1.3% of Total Investments)
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,370	5.000%, 2/15/37	2/17 at 100.00	A	4,104,697
955	5.000%, 2/15/42	2/17 at 100.00	A	883,108
6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,058,159
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.356%, 6/15/30 (IF)	12/16 at 100.00	AA+	81,729
11,718	Total Oklahoma			11,127,693
	Oregon – 0.9% (0.6% of Total Investments)
4,700	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, PeaceHealth Project, Series 2001, 5.250%, 11/15/21 – AMBAC Insured	11/11 at 101.00	A+	4,770,829
	Pennsylvania – 1.3% (0.8% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	381,185
3,500	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.600%, 1/01/19 (Alternative Minimum Tax)	7/11 at 100.00	CC	1,929,585
1,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	1,288,840
3,205	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	3,412,876
8,605	Total Pennsylvania			7,012,486
	Puerto Rico – 0.4% (0.3% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	2,421,400
	Tennessee – 0.3% (0.2% of Total Investments)
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A–	524,032
275	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	227,824
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	40,080
2,800	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	140,280
730	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2001-3A, 5.200%, 7/01/22 (Alternative Minimum Tax)	7/11 at 100.00	AA+	730,562
8,285	Total Tennessee			1,662,778
	Texas – 23.2% (15.4% of Total Investments)
5,445	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,088,135
3,850	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,682,949
5,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.000%, 9/01/25	9/14 at 100.00	N/R	4,876,000
4,040	Harris County, Texas, Tax and Revenue Certificates of Obligation, Series 2001, 5.000%, 8/15/27 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA	4,096,600

Nuveen Investments	77

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$6,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	$6,927,480
7,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 1998B, 5.250%, 7/01/14 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	A	7,016,030
	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A:
2,525	5.500%, 7/01/13 – FGIC Insured (Alternative Minimum Tax)	1/12 at 100.00	A	2,594,842
2,905	5.500%, 7/01/14 – FGIC Insured (Alternative Minimum Tax)	1/12 at 100.00	A	2,985,352
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,117,782
	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001:
8,500	5.400%, 8/15/31 (Pre-refunded 8/15/11) – AMBAC Insured	8/11 at 100.00	N/R (4)	8,615,515
8,500	5.500%, 8/15/41 (Pre-refunded 8/15/11) – AMBAC Insured	8/11 at 100.00	N/R (4)	8,618,065
3,090	Laredo Independent School District, Webb County, Texas, General Obligation Refunding Bonds, Series 2001, 5.000%, 8/01/25	8/11 at 100.00	AAA	3,116,327
7,610	Laredo Independent School District, Webb County, Texas, General Obligation Refunding Bonds, Series 2001, 5.000%, 8/01/25 (Pre-refunded 8/01/11)	8/11 at 100.00	Aaa	7,702,538
8,000	Lower Colorado River Authority, Texas, Transmission Contract Refunding Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A	7,634,640
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	N/R	1,733,935
2,500	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	2,387,350
3,150	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,065,990
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
4,370	0.000%, 9/01/43	9/31 at 100.00	AA	2,050,273
9,130	0.000%, 9/01/45	9/31 at 100.00	AA	4,941,613
3,045	Port of Houston Authority, Harris County, Texas, General Obligation Port Improvement Bonds, Series 2001B, 5.500%, 10/01/17 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,078,282
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	No Opt. Call	AA–	3,454,045
7,700	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,036,029
8,820	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33 (Alternative Minimum Tax)	7/11 at 100.00	AAA	8,662,034
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/37	8/15 at 31.98	AAA	2,083,639
9,110	0.000%, 8/15/40	8/15 at 27.11	AAA	1,727,529
7,110	0.000%, 8/15/44	8/15 at 21.88	AAA	1,057,541
155,960	Total Texas			128,350,515
	Utah – 0.4% (0.3% of Total Investments)
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
665	5.200%, 1/01/18 (Alternative Minimum Tax)	7/11 at 100.00	AA–	668,132
240	5.500%, 1/01/23 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	246,206
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1:
1,075	4.950%, 7/01/18 (Alternative Minimum Tax)	7/11 at 100.00	AA–	1,092,813
360	5.300%, 7/01/23 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	366,667
2,340	Total Utah			2,373,818
	Virginia – 0.2% (0.1% of Total Investments)
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	848,650

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 13.1% (8.7% of Total Investments)
	Bellingham Housing Authority, Washington, Housing Revenue Bonds, Varsity Village Project, Series 2001A:
$1,000	5.500%, 12/01/27 – NPFG Insured	12/11 at 100.00	Aaa	$1,006,110
2,000	5.600%, 12/01/36 – NPFG Insured	12/11 at 100.00	Aaa	2,007,000
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,559,225
	Port of Seattle, Washington, Revenue Bonds, Series 2001B:
2,535	5.625%, 4/01/18 – FGIC Insured (Alternative Minimum Tax) (UB)	10/11 at 100.00	Aa2	2,577,816
16,000	5.100%, 4/01/24 – FGIC Insured (Alternative Minimum Tax) (UB)	7/11 at 100.00	Aa2	16,001,280
1,440	Public Utility District 1, Benton County, Washington, Electric Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 (Pre-refunded 11/01/11) – AGM Insured	11/11 at 100.00	AA+ (4)	1,478,491
650	Public Utility District 1, Benton County, Washington, Electric Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 – AGM Insured	11/11 at 100.00	AA+	664,957
4,530	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2001, 5.250%, 12/01/21 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA (4)	4,660,691
3,720	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2001, 5.375%, 10/01/18 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 100.00	Aa3 (4)	3,798,046
	Washington State Health Care Facilities Authority, Revenue Bonds, Good Samaritan Hospital, Series 2001:
5,480	5.500%, 10/01/21 (Pre-refunded 10/01/11) – RAAI Insured	10/11 at 101.00	BBB– (4)	5,652,565
25,435	5.625%, 10/01/31 (Pre-refunded 10/01/11) – RAAI Insured	10/11 at 101.00	BBB– (4)	26,249,429
	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001:
3,005	5.375%, 12/01/17 – AMBAC Insured	12/11 at 101.00	BBB	3,052,509
2,915	5.375%, 12/01/18 – AMBAC Insured	12/11 at 101.00	BBB	2,953,216
71,210	Total Washington			72,661,335
	Wisconsin – 2.4% (1.6% of Total Investments)
	Appleton, Wisconsin, Waterworks Revenue Refunding Bonds, Series 2001:
3,705	5.375%, 1/01/20 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	N/R (4)	3,830,785
1,850	5.000%, 1/01/21 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	N/R (4)	1,908,146
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	851,560
350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/11 at 101.00	AA–	350,291
3,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)	10/11 at 101.00	AA– (4)	3,763,041
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.000%, 2/15/25	2/12 at 100.00	BBB+	2,506,225
330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	280,018
13,385	Total Wisconsin			13,490,066
$982,563	Total Municipal Bonds (cost $852,788,119)			824,171,872

Shares	Description (1)			Value
	Investment Companies – 0.6% (0.4% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.			$90,920
26,880	Dreyfus Strategic Municipal Fund			211,277
131,278	DWS Municipal Income Trust			1,537,265
43,020	Invesco Van Kampen Investment Grade Municipal Trust			566,573
30,000	Invesco Van Kampen Municipal Opportunity Trust			386,700
43,420	PIMCO Municipal Income Fund II			438,542
	Total Investment Companies (cost $3,325,133)			3,231,277

Nuveen Investments	79

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 0.9% (0.6% of Total Investments)
	South Carolina – 0.9% (0.6% of Total Investments)
$4,730	South Carolina Educational Facilities Authority, Charleston Southern University Education Facilities Revenue Bond, Variable Rate Demand Series 2003, 0.270%, 4/01/28 (8)	5/11 at 100.00	N/R	$4,730,000
$4,730	Total Short-Term Investments (cost $4,730,000)			4,730,000
	Total Investments (cost $860,843,252) – 150.5%			832,133,149
	Floating Rate Obligations – (11.1)%			(61,132,000)
	MuniTerm Preferred Shares, at Liquidation Value – (12.7)% (9)			(70,000,000)
	Other Assets Less Liabilities – 3.8%			20,399,964
	Auction Rate Preferred Shares at Liquidation Value – (30.5)% (9)			(168,400,000)
	Net Assets Applicable to Common Shares – 100%			$553,001,113

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing.  Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 8.4% and 20.2%, respectively.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of
Assets & Liabilities
April 30, 2011 (Unaudited)

	Performance Plus	Municipal Advantage		Market Opportunity
	(NPP )	(NMA	)	(NMO )
Assets
Investments, at value (cost $1,282,652,166, $949,386,064 and $1,005,041,850, respectively)	$1,263,296,465	$912,199,838		$937,587,364
Cash	14,156,274	1,583,416		7,060,180
Receivables:
Dividends and interest	18,242,171	15,420,637		15,370,577
Investments sold	10,000	10,707,134		9,205,000
Deferred offering costs	1,673,393	2,054,038		4,061,310
Other assets	317,030	445,183		432,986
Total assets	1,297,695,333	942,410,246		973,717,417
Liabilities
Floating rate obligations	40,825,000	59,788,333		43,530,000
Payables:
Auction Rate Preferred share dividends	12,066	—		—
Common share dividends	4,142,261	3,070,577		3,265,632
Interest	520,251	—		—
Offering costs	249,154	243,099		393,751
MuniFund Term Preferred (MTP) shares, at liquidation value	—	—		—
Variable MuniFund Term Preferred (VMTP) shares, at liquidation value	421,700,000	—		—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	—	296,800,000		350,900,000
Accrued expenses:
Management fees	636,099	409,397		396,894
Other	357,793	210,809		257,054
Total liabilities	468,442,624	360,522,215		398,743,331
Auction Rate Preferred shares (ARPS), at liquidation value	—	—		—
Net assets applicable to Common shares	$829,252,709	$581,888,031		$574,974,086
Common shares outstanding	59,952,462	43,502,742		45,809,174
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.83	$13.38		$12.55
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$599,525	$435,027		$458,092
Paid-in surplus	838,916,306	608,197,679		639,096,126
Undistributed (Over-distribution of) net investment income	17,262,981	9,157,952		7,838,360
Accumulated net realized gain (loss)	(8,170,402)	1,283,599		(4,964,006)
Net unrealized appreciation (depreciation)	(19,355,701)	(37,186,226)		(67,454,486)
Net assets applicable to Common shares	$829,252,709	$581,888,031		$574,974,086
Authorized shares:
Common	200,000,000	200,000,000		200,000,000
ARPS	1,000,000	1,000,000		1,000,000
MTP	—	—		—
VMTP	Unlimited	—		—
VRDP	—	Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of
Assets & Liabilities (continued)
April 30, 2011 (Unaudited)

	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3
	(NAD )	(NXZ )	(NZF )
Assets
Investments, at value (cost $856,943,299, $618,711,664 and $860,843,252, respectively)	$815,024,785	$591,162,570	$832,133,149
Cash	8,970,092	246,751	7,482,669
Receivables:
Dividends and interest	13,371,333	11,110,151	14,918,011
Investments sold	50,968	15,577,229	656,846
Deferred offering costs	2,002,216	2,106,015	1,325,669
Other assets	214,967	239,623	203,737
Total assets	839,634,361	620,442,339	856,720,081
Liabilities
Floating rate obligations	51,605,000	26,660,000	61,132,000
Payables:
Auction Rate Preferred share dividends	16,806	—	11,989
Common share dividends	2,877,538	2,277,967	3,206,285
Interest	324,675	—	163,333
Offering costs	211,269	108,461	250,041
MuniFund Term Preferred (MTP) shares, at liquidation value	144,300,000	—	70,000,000
Variable MuniFund Term Preferred (VMTP) shares, at liquidation value	—	—	—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	—	196,000,000	—
Accrued expenses:
Management fees	402,512	294,387	391,739
Other	234,577	147,898	163,581
Total liabilities	199,972,377	225,488,713	135,318,968
Auction Rate Preferred shares (ARPS), at liquidation value	120,075,000	—	168,400,000
Net assets applicable to Common shares	$519,586,984	$394,953,626	$553,001,113
Common shares outstanding	39,296,352	29,461,808	40,392,021
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.22	$13.41	$13.69
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$392,964	$294,618	$403,920
Paid-in surplus	550,828,919	420,334,455	575,733,715
Undistributed (Over-distribution of) net investment income	10,751,430	5,961,835	10,185,779
Accumulated net realized gain (loss)	(467,815)	(4,088,188)	(4,612,198)
Net unrealized appreciation (depreciation)	(41,918,514)	(27,549,094)	(28,710,103)
Net assets applicable to Common shares	$519,586,984	$394,953,626	$553,001,113
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
ARPS	Unlimited	Unlimited	Unlimited
MTP	Unlimited	—	Unlimited
VMTP	—	—	—
VRDP	—	Unlimited	—

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of
Operations
Six Months Ended April 30, 2011 (Unaudited)

	Performance Plus	Municipal Advantage	Market Opportunity	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3
	(NPP )	(NMA )	(NMO )	(NAD )	(NXZ )	(NZF )
Investment Income	$35,888,197	$26,491,337	$26,586,348	$23,649,535	$18,128,297	$24,238,421
Expenses
Management fees	3,890,994	2,774,296	2,853,509	2,471,176	1,811,423	2,607,619
Auction fees	198,133	121,284	176,424	89,316	98,544	145,814
Dividend disbursing agent fees	28,137	—	—	14,877	—	14,877
Shareholders’ servicing agent fees and expenses	51,122	32,204	34,181	24,807	1,898	8,113
Interest expense and amortization of offering costs	1,407,134	941,207	1,021,569	2,339,628	557,740	1,074,558
Liquidity fees on VRDP shares	—	1,920,806	1,796,887	—	1,003,675	—
Custodian’s fees and expenses	107,044	75,031	78,318	68,252	52,405	67,438
Directors’/Trustees’ fees and expenses	16,879	13,087	13,286	11,443	8,670	11,728
Professional fees	98,460	100,532	280,977	128,541	134,507	38,252
Shareholders’ reports – printing and mailing expenses	75,625	31,570	51,965	33,054	21,998	28,105
Stock exchange listing fees	10,045	7,285	7,638	22,284	2,038	2,795
Investor relations expense	31,237	21,113	22,199	15,503	12,347	16,471
Other expenses	41,184	25,741	27,532	29,617	21,208	22,300
Total expenses before custodian fee credit and expense reimbursement	5,955,994	6,064,156	6,364,485	5,248,498	3,726,453	4,038,070
Custodian fee credit	(7,489)	(8,743)	(7,524)	(9,085)	(6,071)	(8,700)
Expense reimbursement	—	—	—	—	(123,892)	(215,066)
Net expenses	5,948,505	6,055,413	6,356,961	5,239,413	3,596,490	3,814,304
Net investment income	29,939,692	20,435,924	20,229,387	18,410,122	14,531,807	20,424,117
Realized and Unrealized Gain(Loss)
Net realized gain (loss) from investments	(1,764,004)	3,687,389	187,456	4,479,750	2,792,794	(1,476,912)
Change in net unrealized appreciation (depreciation) of investments	(80,478,387)	(63,982,599)	(72,119,667)	(62,099,178)	(43,053,802)	(40,508,757)
Net realized and unrealized gain (loss)	(82,242,391)	(60,295,210)	(71,932,211)	(57,619,428)	(40,261,008)	(41,985,669)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(617,092)	—	—	(243,637)	—	(402,855)
From accumulated net realized gains	(115,631)	—	—	—	—	(9,510)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(732,723)	—	—	(243,637)	—	(412,365)
Net increase (decrease) in net assets applicable to Common shares from operations	$(53,035,422)	$(39,859,286)	$(51,702,824)	$(39,452,943)	$(25,729,201)	$(21,973,917)

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of
Changes in Net Assets (Unaudited)

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income	$29,939,692	$61,961,159	$20,435,924	$43,865,457	$20,229,387	$45,415,957
Net realized gain (loss) from investments	(1,764,004)	5,333,340	3,687,389	2,499,059	187,456	7,021,125
Change in net unrealized appreciation (depreciation) of investments	(80,478,387)	36,406,331	(63,982,599)	29,929,503	(72,119,667)	18,357,610
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(617,092)	(1,674,198)	—	(355,444)	—	(606,064)
From accumulated net realized gains	(115,631)	(47,490)	—	(183,376)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	(53,035,422)	101,979,142	(39,859,286)	75,755,199	(51,702,824)	70,188,628
Distributions to Common Shareholders
From net investment income	(28,613,787)	(55,177,839)	(21,522,544)	(42,290,819)	(22,385,381)	(43,873,378)
From accumulated net realized gains	(5,533,612)	(814,831)	—	(2,827,574)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(34,147,399)	(55,992,670)	(21,522,544)	(45,118,393)	(22,385,381)	(43,873,378)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	283,901	292,445	905,902	2,913,988	1,045,705	2,382,420
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	283,901	292,445	905,902	2,913,988	1,045,705	2,382,420
Net increase (decrease) in net assets applicable to Common shares	(86,898,920)	46,278,917	(60,475,928)	33,550,794	(73,042,500)	28,697,670
Net assets applicable to Common shares at the beginning of period	916,151,629	869,872,712	642,363,959	608,813,165	648,016,586	619,318,916
Net assets applicable to Common shares at the end of period	$829,252,709	$916,151,629	$581,888,031	$642,363,959	$574,974,086	$648,016,586
Undistributed (Over-distribution of) net investment income at the end of period	$17,262,981	$16,554,168	$9,157,952	$10,244,572	$7,838,360	$9,994,354

See accompanying notes to financial statements.

84	Nuveen Investments

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income	$18,410,122	$39,281,244	$14,531,807	$30,012,369	$20,424,117	$43,023,730
Net realized gain (loss) from investments	4,479,750	1,079,125	2,792,794	1,450,091	(1,476,912)	786,636
Change in net unrealized appreciation (depreciation) of investments	(62,099,178)	27,410,233	(43,053,802)	6,351,263	(40,508,757)	20,450,314
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(243,637)	(724,675)	—	—	(402,855)	(880,640)
From accumulated net realized gains	—	—	—	—	(9,510)	(125,552)
Net increase (decrease) in net assets applicable to Common shares from operations	(39,452,943)	67,045,927	(25,729,201)	37,813,723	(21,973,917)	63,254,488
Distributions to Common Shareholders
From net investment income	(17,918,790)	(35,752,124)	(14,141,332)	(28,615,006)	(19,872,502)	(38,518,652)
From accumulated net realized gains	—	—	—	—	(630,116)	(2,547,863)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(17,918,790)	(35,752,124)	(14,141,332)	(28,615,006)	(20,502,618)	(41,066,515)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	63,949	66,815	59,744	312,251	64,704	137,143
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	63,949	66,815	59,744	312,251	64,704	137,143
Net increase (decrease) in net assets applicable to Common shares	(57,307,784)	31,360,618	(39,810,789)	9,510,968	(42,411,831)	22,325,116
Net assets applicable to Common shares at the beginning of period	576,894,768	545,534,150	434,764,415	425,253,447	595,412,944	573,087,828
Net assets applicable to Common shares at the end of period	$519,586,984	$576,894,768	$394,953,626	$434,764,415	$553,001,113	$595,412,944
Undistributed (Over-distribution of) net investment income at the end of period	$10,751,430	$10,503,735	$5,961,835	$5,571,360	$10,185,779	$10,037,019

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of
Cash Flows
Six months ended April 30, 2011 (Unaudited)

	Performance Plus	Municipal Advantage	Market Opportunity
	(NPP )	(NMA )	(NMO )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(53,035,422)	$(39,859,286)	$(51,702,824)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(61,152,069)	(78,690,787)	(72,867,258)
Proceeds from sales and maturities of investments	83,859,031	94,773,516	53,454,071
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(7,285,814)	(3,291,936)	(3,830,335)
(Increase) Decrease in:
Receivable for dividends and interest	128,312	532,803	632,515
Receivable for investments sold	785,000	(10,112,134)	51,939,000
Other assets	(18,654)	(15,701)	(37,331)
Increase (Decrease) in:
Payable for investments purchased	—	—	(11,733,982)
Payable for Auction Rate Preferred share dividends	(13,620)	—	—
Payable for interest	520,251	—	—
Accrued management fees	(75,685)	(54,243)	(63,614)
Accrued other liabilities	(132,790)	(128,071)	(117,298)
Net realized (gain) loss from investments	1,764,004	(3,687,389)	(187,456)
Change in net unrealized (appreciation) depreciation of investments	80,478,387	63,982,599	72,119,667
Taxes paid on undistributed capital gains	(373)	(181,644)	(4,366)
Net cash provided by (used in) operating activities	45,820,558	23,267,727	37,600,789
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(1,673,393)	35,885	69,790
Increase (Decrease) in:
Cash overdraft balance	—	—	(9,292,196)
Floating rate obligations	(1,500,000)	(7,906,650)	—
Payable for offering costs	249,154	(195)	—
ARPS, at liquidation value	(419,900,000)	—	—
MTP shares, at liquidation value	—	—	—
VMTP shares, at liquidation value	421,700,000	—	—
Cash distributions paid to Common shareholders	(33,841,564)	(20,600,367)	(21,318,203)
Net cash provided by (used in) financing activities	(34,965,803)	(28,471,327)	(30,540,609)
Net Increase (Decrease) in Cash	10,854,755	(5,203,600)	7,060,180
Cash at the beginning of period	3,301,519	6,787,016	—
Cash at the End of Period	$14,156,274	$1,583,416	$7,060,180

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $283,901, $905,902 and $1,045,705 for Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), respectively.

	Performance Plus		Municipal Advantage		Market Opportunity
	(NPP	)	(NMA	)	(NMO	)
Cash paid for interest (excluding amortization of offering costs)	$780,276		$905,517		$951,779

See accompanying notes to financial statements.

86	Nuveen Investments

	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3
	(NAD )	(NXZ )	(NZF )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(39,452,943)	$(25,729,201)	$(21,973,917)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(81,244,089)	(89,709,257)	(78,303,221)
Proceeds from sales and maturities of investments	81,902,551	98,572,064	95,276,606
Proceeds from (Purchases of) short-term investments, net	—	—	(4,730,000)
Amortization (Accretion) of premiums and discounts, net	(4,053,088)	(2,020,307)	(753,293)
(Increase) Decrease in:
Receivable for dividends and interest	(333,933)	285,773	190,088
Receivable for investments sold	19,377,157	(7,467,229)	198,134
Other assets	(21,004)	(14,141)	(24,678)
Increase (Decrease) in:
Payable for investments purchased	(5,859,060)	—	—
Payable for Auction Rate Preferred share dividends	(2,150)	—	(1,187)
Payable for interest	—	—	163,333
Accrued management fees	(49,917)	(6,555)	(37,610)
Accrued other liabilities	(32,796)	(25,843)	(37,712)
Net realized (gain) loss from investments	(4,479,750)	(2,792,794)	1,476,912
Change in net unrealized (appreciation) depreciation of investments	62,099,178	43,053,802	40,508,757
Taxes paid on undistributed capital gains	(3,781)	(244)	—
Net cash provided by (used in) operating activities	27,846,375	14,146,068	31,952,212
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	237,867	36,493	(1,325,669)
Increase (Decrease) in:
Cash overdraft balance	(1,211,715)	—	—
Floating rate obligations	—	(1,650)	(7,276,650)
Payable for offering costs	(53,021)	—	250,041
ARPS, at liquidation value	—	—	(68,550,000)
MTP shares, at liquidation value	—	—	70,000,000
VMTP shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(17,849,414)	(14,077,408)	(20,435,333)
Net cash provided by (used in) financing activities	(18,876,283)	(14,042,565)	(27,337,611)
Net Increase (Decrease) in Cash	8,970,092	103,503	4,614,601
Cash at the beginning of period	—	143,248	2,868,068
Cash at the End of Period	$8,970,092	$246,751	$7,482,669

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $63,949, $59,744 and $64,704 for Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), respectively.

	Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Cash paid for interest (excluding amortization of offering costs)	$2,088,261		$521,247		$808,223

See accompanying notes to financial statements.

Nuveen Investments	87

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Performance Plus (NPP)
Year Ended 10/31:
2011(f)	$15.29	$.50	$(1.38)	$(.01)	$—	*	$(.89)	$(.48)	$(.09)	$(.57)	$—	$13.83	$13.33
2010	14.52	1.03	.70	(.03)	—	*	1.70	(.92)	(.01)	(.93)	—	15.29	15.00
2009	12.69	1.03	1.65	(.06)	—		2.62	(.79)	—	(.79)	—	14.52	13.48
2008	15.22	1.02	(2.56)	(.29)	—		(1.83)	(.70)	—	(.70)	—	12.69	11.50
2007	15.78	.99	(.47)	(.27)	(.01)		.24	(.75)	(.05)	(.80)	—	15.22	13.59
2006	15.51	1.00	.38	(.25)	—		1.13	(.84)	(.02)	(.86)	—	15.78	15.09

Municipal Advantage (NMA)
Year Ended 10/31:
2011(f)	14.79	.47	(1.38)	—	—		(.91)	(.50)	—	(.50)	—	13.38	12.99
2010	14.08	1.01	.76	(.01)	—	*	1.76	(.98)	(.07)	(1.05)	—	14.79	14.92
2009	12.12	1.10	1.76	(.06)	—		2.80	(.84)	—	(.84)	—	14.08	13.41
2008	15.20	1.08	(3.06)	(.30)	(.01)		(2.29)	(.77)	(.02)	(.79)	—	12.12	11.41
2007	15.88	1.07	(.63)	(.29)	—		.15	(.83)	—	(.83)	—	15.20	13.95
2006	15.70	1.08	.27	(.26)	—		1.09	(.90)	(.01)	(.91)	—	15.88	15.85

	ARPS at End of Period			VMTP Shares at End of Period			VRDP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Performance Plus (NPP)
Year Ended 10/31:
2011(f)	$—	$—	$—	$421,700	$100,000	$296,645	$—	$—	$—
2010	419,900	25,000	79,546	—	—	—	—	—	—
2009	419,900	25,000	76,790	—	—	—	—	—	—
2008	439,650	25,000	68,244	—	—	—	—	—	—
2007	479,000	25,000	72,603	—	—	—	—	—	—
2006	479,000	25,000	74,333	—	—	—	—	—	—

Municipal Advantage (NMA)
Year Ended 10/31:
2011(f)	—	—	—	—	—	—	296,800	100,000	296,054
2010	—	—	—	—	—	—	296,800	100,000	316,430
2009	293,200	25,000	76,911	—	—	—	—	—	—
2008	341,650	25,000	63,314	—	—	—	—	—	—
2007	358,000	25,000	70,866	—	—	—	—	—	—
2006	358,000	25,000	72,743	—	—	—	—	—	—

88	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(7.33)%	(5.76)%	$829,253	1.45	%**	1.13	%**	7.27	%**	5%
18.65	12.07	916,152	1.13		1.10		6.93		14
24.78	21.20	869,873	1.23		1.18		7.59		6
(10.71)	(12.49)	760,496	1.25		1.17		6.96		9
(4.97)	1.53	912,066	1.16		1.14		6.38		6
10.78	7.50	945,222	1.15		1.15		6.44		9

(9.60)	(6.13)	581,888	2.10	**	1.79	**	7.09	**	8
19.58	12.90	642,364	1.66		1.46		7.04		16
25.70	23.89	608,813	1.31		1.22		8.51		9
(13.16)	(15.65)	523,602	1.38		1.21		7.50		13
(7.08)	1.06	656,806	1.40		1.17		6.87		10
10.68	7.16	683,675	1.18		1.18		6.92		11

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP shares and/or VRDP shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to VMTP shareholders, VRDP shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable MuniFund Term Preferred shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended April 30, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Market Opportunity (NMO)
Year Ended 10/31:
2011(f)	$14.17	$.44	$(1.57)	$—	$—		$(1.13)	$(.49)	$—	$(.49)	$—	$12.55	$12.43
2010	13.59	.99	.56	(.01)	—		1.54	(.96)	—	(.96)	—	14.17	14.55
2009	12.23	1.10	1.13	(.06)	—		2.17	(.81)	—	(.81)	—	13.59	13.32
2008	14.83	1.03	(2.59)	(.31)	—		(1.87)	(.73)	—	(.73)	—	12.23	11.52
2007	15.41	1.04	(.56)	(.30)	—		.18	(.76)	—	(.76)	—	14.83	13.53
2006	15.14	1.02	.34	(.26)	—		1.10	(.83)	—	(.83)	—	15.41	15.00

Dividend Advantage (NAD)
Year Ended 10/31:
2011(f)	14.68	.47	(1.46)	(.01)	—		(1.00)	(.46)	—	(.46)	—	13.22	12.76
2010	13.89	1.00	.72	(.02)	—		1.70	(.91)	—	(.91)	—	14.68	14.40
2009	11.77	1.07	1.93	(.05)	—		2.95	(.83)	—	(.83)	—	13.89	12.89
2008	14.90	1.05	(3.14)	(.27)	—		(2.36)	(.77)	—	(.77)	—	11.77	10.72
2007	15.54	1.04	(.60)	(.27)	—		.17	(.81)	—	(.81)	—	14.90	13.63
2006	15.28	1.04	.32	(.24)	—		1.12	(.86)	—	(.86)	—	15.54	15.30

	ARPS at End of Period			MTP Shares at End of Period						ARPS and MTP Shares at End of Period	VRDP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Market Opportunity (NMO)
Year Ended 10/31:
2011(f)	$—	$—	$—	$—	$—	$—	$—		$—	$—	$350,900	$100,000	$263,857
2010	—	—	—	—	—	—	—		—	—	350,900	100,000	284,673
2009	346,675	25,000	69,661	—	—	—	—		—	—	—	—	—
2008	361,675	25,000	63,525	—	—	—	—		—	—	—	—	—
2007	380,000	25,000	69,446	—	—	—	—		—	—	—	—	—
2006	380,000	25,000	71,155	—	—	—	—		—	—	—	—	—

Dividend Advantage (NAD)
Year Ended 10/31:
2011(f)	120,075	25,000	74,134	144,300	10.00	10.01	10.02		29.65	2.97	—	—	—
2010	120,075	25,000	79,553	144,300	10.00	10.10	10.10	^	31.82	3.18	—	—	—
2009	261,800	25,000	77,095	—	—	—	—		—	—	—	—	—
2008	266,800	25,000	68,343	—	—	—	—		—	—	—	—	—
2007	295,000	25,000	74,618	—	—	—	—		—	—	—	—	—
2006	295,000	25,000	76,722	—	—	—	—		—	—	—	—	—

90	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(11.20)%	(7.94)%	$574,974	2.22	%*	1.89	%*	7.04	%*	N/A		N/A		N/A		6%
17.03	11.71	648,017	1.70		1.50		7.17		N/A		N/A		N/A		26
23.67	18.30	619,319	1.32		1.25		8.58		N/A		N/A		N/A		10
(9.87)	(13.07)	557,346	1.36		1.23		7.33		N/A		N/A		N/A		8
(5.00)	1.20	675,577	1.38		1.19		6.87		N/A		N/A		N/A		5
11.92	7.49	701,559	1.19		1.19		6.73		N/A		N/A		N/A		14

(8.20)	(6.81)	519,587	2.02	*	1.22	*	7.09	*	2.02	%*	1.22	%*	7.09	%*	10
19.17	12.60	576,895	1.61		1.13		6.99		1.61		1.13		6.99		8
28.86	25.78	545,534	1.26		1.17		8.38		1.21		1.12		8.43		9
(16.46)	(16.42)	462,554	1.36		1.15		7.33		1.22		1.02		7.46		11
(5.96)	1.10	585,496	1.24		1.13		6.60		1.03		.92		6.81		11
11.19	7.59	610,316	1.12		1.12		6.54		.85		.85		6.81		8

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP shares and/or VRDP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing Dividend Advantage (NAD) for any fees and expenses.

(e)
The expense ratios reflect, among other things, payments to MTP shareholders, VRDP shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Polices, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended April 30, 2011.
^	For the period March 16, 2010 (issuance date of shares) through October 31, 2010.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2011(f)	$14.76	$.49	$(1.36)	$—	$—		$(.87)	$(.48)	$—	$(.48)	$—	$13.41	$12.93
2010	14.45	1.02	.26	—	—		1.28	(.97)	—	(.97)	—	14.76	14.67
2009	12.71	1.04	1.59	—	—		2.63	(.89)	—	(.89)	—	14.45	14.14
2008	15.55	1.05	(2.81)	(.20)	—		(1.96)	(.88)	—	(.88)	—	12.71	12.35
2007	16.02	1.13	(.43)	(.27)	—		.43	(.90)	—	(.90)	—	15.55	15.48
2006	15.80	1.12	.32	(.24)	—		1.20	(.98)	—	(.98)	—	16.02	16.50

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2011(f)	14.74	.51	(1.04)	(.01)	—	*	(.54)	(.49)	(.02)	(.51)	—	13.69	13.20
2010	14.19	1.06	.52	(.02)	—	*	1.56	(.95)	(.06)	(1.01)	—	14.74	14.58
2009	12.10	1.08	1.91	(.05)	—		2.94	(.85)	—	(.85)	—	14.19	13.38
2008	15.03	1.06	(2.95)	(.27)	—		(2.16)	(.77)	—	(.77)	—	12.10	10.72
2007	15.54	1.07	(.44)	(.27)	(.01)		.35	(.84)	(.02)	(.86)	—	15.03	13.85
2006	15.32	1.07	.29	(.24)	—		1.12	(.90)	—	(.90)	—	15.54	15.88

	ARPS at End of Period			MTP Shares at End of Period						ARPS and MTP Shares at End of Period	VRDP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2011(f)	$—	$—	$—	$—	$—	$—	$—		$—	$—	$196,000	$100,000	$301,507
2010	—	—	—	—	—	—	—		—	—	196,000	100,000	321,819
2009	—	—	—	—	—	—	—		—	—	196,000	100,000	316,966
2008	—	—	—	—	—	—	—		—	—	196,000	100,000	290,785
2007	222,000	25,000	76,463	—	—	—	—		—	—	—	—	—
2006	222,000	25,000	77,949	—	—	—	—		—	—	—	—	—

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2011(f)	168,400	25,000	82,991	70,000	10.00	10.02	9.99	^	33.20	3.32	—	—	—
2010	236,950	25,000	87,821	—	—	—	—		—	—	—	—	—
2009	236,950	25,000	85,465	—	—	—	—		—	—	—	—	—
2008	270,775	25,000	70,108	—	—	—	—		—	—	—	—	—
2007	312,000	25,000	73,630	—	—	—	—		—	—	—	—	—
2006	312,000	25,000	75,227	—	—	—	—		—	—	—	—	—

92	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(8.62)%	(5.88)%	$394,954	1.88	%**	1.61	%**	7.25	%**	1.81	%**	1.55	%**	7.31	%**	15%
10.89	9.12	434,764	1.79		1.57		6.85		1.68		1.47		6.95		5
22.63	21.41	425,253	1.91		1.47		7.59		1.73		1.29		7.77		2
(15.21)	(13.23)	373,940	1.71		1.22		6.82		1.45		.96		7.08		10
(.78)	2.76	456,992	1.25		1.11		6.83		.93		.79		7.16		5
11.95	7.86	470,189	1.11		1.11		6.70		.72		.72		7.09		5

(5.95)	(3.63)	553,001	1.47	**	1.12	**	7.35	**	1.39	**	1.04	**	7.43	**	9
17.04	11.41	595,413	1.17		1.08		7.21		1.02		.93		7.36		7
33.89	25.08	573,088	1.26		1.15		7.98		1.04		.92		8.20		2
(17.85)	(14.99)	488,561	1.34		1.15		7.08		1.04		.85		7.37		7
(7.72)	2.31	606,908	1.32		1.13		6.65		.94		.76		7.02		14
16.90	7.57	626,836	1.13		1.13		6.51		.68		.68		6.96		9

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP shares and/or VRDP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Dividend Advantage 2 (NXZ) for any fees and expenses.

(e)
The expense ratios reflect, among other things, payments to MTP shareholders, VRDP shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended April 30, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.
^	For the period December 20, 2010 (issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	93

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF) (collectively, the “Funds”). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange (“NYSE”) while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

94	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2011, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Dividend Advantage		Dividend Advantage 3
	(NAD	)	(NZF	)

Number of shares:
Series M	1,628		—
Series T	1,628		—
Series W	—		2,246
Series TH	1,547		2,245
Series F	—		2,245
Total	4,803		6,736

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as

Nuveen Investments	95

Notes to
Financial Statements (Unaudited) (continued)

calculated in accordance with the pre-established terms of the ARPS. As of April 30, 2011, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Performance Plus		Municipal Advantage		Market Opportunity		Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
ARPS redeemed, at liquidation value	$479,000,000		$358,000,000		$380,000,000		$174,925,000		$222,000,000		$143,600,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3’s (NZF) Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) believe that these lawsuits will not have a material effect on them or on the Adviser’s ability to serve as investment adviser to them.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of April 30, 2011, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund are as follows:

	Dividend Advantage (NAD)			Dividend Advantage 3 (NZF)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker

Series:
2015	14,430,000	2.70%	NAD Pr C	—	—	—
2016	—	—	—	7,000,000	2.80%	NZF Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also are subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	Dividend Advantage		Dividend Advantage 3
	(NAD	)	(NZF	)
	Series 2015		Series 2016
Term Redemption Date	April 1, 2015		January 1, 2016
Optional Redemption Date	April 1, 2011		January 1, 2012
Premium Expiration Date	March 31, 2012		December 31, 2012

The average liquidation value of all series of MTP Shares outstanding for each Fund during the six months ended April 30, 2011, was as follows:

	Dividend Advantage		Dividend Advantage 3
	(NAD	)	(NZF	)*
Average liquidation value of MTP Shares outstanding	$144,300,000		$69,696,970

*	For the period December 20, 2010 (issuance date of shares) through April 30, 2011.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

96	Nuveen Investments

Variable Rate MuniFund Term Preferred Shares
Performance Plus (NPP) has issued and outstanding $421,700,000 Series 2014 Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Performance Plus (NPP) issued its VMTP Shares in a privately negotiated offering in February 2011. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem all of the Fund’s outstanding ARPS. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on March 1, 2014, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund, subject to payment of a premium until February 29, 2012, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Dividends on MTP shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average liquidation value outstanding and average annualized dividend rate of VMTP Shares for the Fund during the period February 24, 2011 (issuance date of shares) through April 30, 2011 were $421,700,000 and 1.50%, respectively.

Variable Rate Demand Preferred Shares
The following funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage 2 (NXZ) issued their VRDP Shares in a privately negotiated offering during March 2010, March 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Dividend Advantage 2 (NXZ) exchanged all of its 1,960 Series 1 VRDP Shares for 1,960 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares in Dividend Advantage 2 (NXZ) is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Municipal Advantage		Market Opportunity		Dividend Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Series	1		1		2
Shares outstanding	2,968		3,509		1,960
Maturity	March 1, 2040		March 1, 2040		August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Nuveen Investments	97

Notes to
Financial Statements (Unaudited) (continued)

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the six months ended April 30, 2011, were as follows:

	Municipal Advantage		Market Opportunity		Dividend Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Average liquidation value outstanding	$296,800,000		$350,900,000		$196,000,000
Annualized dividend rate	0.47%		0.47%		0.44%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees on VRDP shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended April 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts is as follows:

	Performance Plus		Municipal Advantage		Market Opportunity		Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Maximum exposure to Recourse Trusts	$18,750,000		$11,250,000		$7,500,000		$11,250,000		$5,250,000		$—

98	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2011, were as follows:

	Performance Plus	Municipal Advantage	Market Opportunity	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3
	(NPP)	(NMA)	(NMO)	(NAD)	(NXZ)	(NZF)
Average floating rate obligations outstanding	$41,685,221	$64,814,024	$43,530,000	$51,605,000	$26,660,000	$66,668,464
Average annual interest rate and fees	0.75%	0.67%	0.62%	0.55%	0.71%	0.71%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Performance Plus (NPP) in connection with its offering of VMTP Shares ($1,780,000) were recorded as a deferred charge and will be amortized over the life of the shares. Costs incurred by Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage 2 (NXZ) in connection with their offerings of VRDP Shares ($2,134,000, $4,214,000 and $2,270,000, respectively), were recorded as deferred charges and will be amortized over the life of the shares. Costs incurred by Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) in connection with their offerings of MTP Shares ($2,559,500 and $1,435,000, respectively), were recorded as deferred charges and will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments	99

Notes to
Financial Statements (Unaudited) (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.  Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

Performance Plus (NPP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,263,296,465	$—	$1,263,296,465

Municipal Advantage (NMA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$912,124,688	$75,150	$912,199,838

Market Opportunity (NMO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$937,587,364	$—	$937,587,364

Dividend Advantage (NAD)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$814,436,376	$75,150	$814,511,526
Investment Companies	513,259	—	—	513,259
Total	$513,259	$814,436,376	$75,150	$815,024,785

Dividend Advantage 2 (NXZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$591,162,570	$—	$591,162,570

Dividend Advantage 3 (NZF)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$823,991,512	$180,360	$824,171,872
Investment Companies	3,231,277	—	—	3,231,277
Short-Term Investments	—	4,730,000	—	4,730,000
Total	$3,231,277	$828,721,512	$180,360	$832,133,149

100	Nuveen Investments

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Municipal Advantage	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3
	(NMA )	(NAD )	(NXZ )	(NZF	)
	Level 3 Municipal Bonds	Level 3 Municipal Bonds	Level 3 Municipal Bonds	Level 3 Municipal Bonds
Balance at the beginning of period	$462,475	$78,062	$2,333,250	$187,349
Gains (losses):
Net realized gains (losses)	6,799	6,799	—	(17,141)
Net change in unrealized appreciation (depreciation)	(133,025)	(9,711)	(748,519)	10,152
Purchases at cost	—	—	—	—
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	49	—
Transfers in to	—	—	—	—
Transfers out of	(261,099)	—	(1,584,780)	—
Balance at the end of period	$75,150	$75,150	$—	$180,360
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2011	$(9,711)	$(9,711)	$—	$10,152

During the six months ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended April 30, 2011.

4. Fund Shares
Common Shares
Since the inception of the Fund’s repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Common shares issued to shareholders due to reinvestment of distributions	19,498	18,891	64,969	202,701	80,513	170,873

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Common shares issued to shareholders due to reinvestment of distributions	4,564	4,490	4,192	21,264	4,537	9,310

Nuveen Investments	101

Notes to
Financial Statements (Unaudited) (continued)

Preferred Shares
Transactions in ARPS were as follows:

	Performance Plus (NPP)				Municipal Advantage (NMA)
	Six Months Ended 4/30/11		Year Ended 10/31/10		Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	3,507	$87,675,000	—	$—	—	$—	2,457	$61,425,000
Series T	3,506	87,650,000	—	—	—	—	2,457	61,425,000
Series W	3,505	87,625,000	—	—	—	—	2,456	61,400,000
Series TH	2,770	69,250,000	—	—	—	—	1,901	47,525,000
Series F	3,508	87,700,000	—	—	—	—	2,457	61,425,000
Total	16,796	$419,900,000	—	$—	—	$—	11,728	$293,200,000

	Market Opportunity (NMO)				Dividend Advantage (NAD)
	Six Months Ended 4/30/11		Year Ended 10/31/10		Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	3,649	$91,225,000	—	$—	1,922	$48,050,000
Series T	—	—	3,648	91,200,000	—	—	1,921	48,025,000
Series W	—	—	2,920	73,000,000	—	—	—	—
Series TH	—	—	—	—	—	—	1,826	45,650,000
Series F	—	—	3,650	91,250,000	—	—	—	—
Total	—	$—	13,867	$346,675,000	—	$—	5,669	$141,725,000

	Dividend Advantage 3 (NZF)
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	913	$22,825,000	—	$—
Series TH	914	22,850,000	—	—
Series F	915	22,875,000	—	—
Total	2,742	$68,550,000	—	$—

Transactions in MTP Shares were as follows:

	Dividend Advantage (NAD)				Dividend Advantage 3 (NZF)
	Six Months Ended 4/30/11		Year Ended 10/31/10		Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	14,430,000	$144,300,000	—	$—	—	$—
Series 2016	—	—	—	—	7,000,000	70,000,000	—	—
Total	—	$—	14,430,000	$144,300,000	7,000,000	$70,000,000	—	$—

102	Nuveen Investments

Transactions in VMTP Shares were as follows:

	Performance Plus (NPP)
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	4,217	$421,700,000	—	$—

Transactions in VRDP Shares were as follows:

	Municipal Advantage (NMA)				Market Opportunity (NMO)
	Six Months Ended 4/30/11		Year Ended 10/31/10		Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	2,968	$296,800,000	—	$—	3,509	$350,900,000

During the fiscal year ended October 31, 2010, Dividend Advantage 2 (NXZ) completed a private exchange offer in which all of its 1,960 Series 1 VRDP Shares were exchanged for 1,960 Series 2 VRDP Shares.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended April 30, 2011, were as follows:

	Performance Plus		Municipal Advantage		Market Opportunity		Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Purchases	$61,152,069		$78,690,787		$72,867,258		$81,244,089		$89,709,257		$78,303,221
Sales and maturities	83,859,031		94,773,516		53,454,071		81,902,551		98,572,064		95,276,606

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance Plus	Municipal Advantage	Market Opportunity	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3
	(NPP )	(NMA )	(NMO )	(NAD )	(NXZ )	(NZF )
Cost of investments	$1,245,339,730	$894,038,957	$960,904,206	$804,357,926	$595,281,638	$800,950,023
Gross unrealized:
Appreciation	$45,100,548	$23,152,833	$19,779,376	$25,270,634	$16,007,937	$17,609,234
Depreciation	(67,963,829)	(64,779,805)	(86,626,560)	(66,209,355)	(46,794,161)	(47,506,235)
Net unrealized appreciation (depreciation) of investments	$(22,863,281)	$(41,626,972)	$(66,847,184)	$(40,938,721)	$(30,786,224)	$(29,897,001)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2010, the Funds’ last tax year end, as follows:

	Performance Plus	Municipal Advantage		Market Opportunity	Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NPP )	(NMA	)	(NMO )	(NAD	)	(NXZ	)	(NZF	)
Paid-in surplus	$(14,354)		$(44,077)	$(82,335)		$(319,910)		$(710,096)	$—
Undistributed (Over-distribution of) net investment income	(295,300)	40,235		(118,648)	318,426		635,555			(3,071)
Accumulated net realized gain (loss)	309,654	3,842		200,983	1,484		74,541		3,071

Nuveen Investments	103

Notes to
Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ last tax year end, were as follows:

	Performance Plus		Municipal Advantage		Market Opportunity		Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Undistributed net tax-exempt income *	$19,969,255		$11,572,786		$12,834,483		$11,751,685		$7,112,008		$13,088,050
Undistributed net ordinary income **	496,191		403,062		28,857		25,093		486		—
Undistributed net long-term capital gains	5,536,530		3,489,441		—		—		—		640,607

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Performance Plus		Municipal Advantage		Market Opportunity		Dividend Advantage		Dividend Advantage 2		Dividend Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income	$56,430,144		$43,084,415		$45,084,665		$38,498,093		$28,872,454		$39,033,313
Distributions from net ordinary income **	23,738		63,961		—		—		409,165		830,966
Distributions from net long-term capital gains	863,865		3,011,399		—		—		—		1,901,758

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Market Opportunity		Dividend Advantage		Dividend Advantage 2
	(NMO	)	(NAD	)	(NXZ	)
Expiration:
October 31, 2011	$—		$3,513,691		$—
October 31, 2013	—		104,762		—
October 31, 2014	1,437,187		—		—
October 31, 2015	1,902,879		—		862,140
October 31, 2016	1,398,166		—		—
October 31, 2017	—		424,278		—
Total	$4,738,232		$4,042,731		$862,140

During Funds’ last tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows:

	Market Opportunity		Dividend Advantage		Dividend Advantage 2
	(NMO	)	(NAD	)	(NXZ	)
Utilized capital loss carryforwards	$6,894,937		$1,080,609		$1,524,632

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

104	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Performance Plus (NPP)
Municipal Advantage (NMA)
Market Opportunity (NMO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Dividend Advantage (NAD)
Dividend Advantage 2 (NXZ)
Dividend Advantage 3 (NZF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	105

Notes to
Financial Statements (Unaudited) (continued)

For the first ten years of Dividend Advantage 2’s (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,

2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3’s (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,

2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

8. New Accounting Pronouncement

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Regulatory Matters
Subsequent to the reporting period, Nuveen Securities, LLC (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen. The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Distributions to Shareholders
During May 2011, Municipal Advantage (NMA) declared a capital gains distribution, which was paid on July 1, 2011, to shareholders of record on June 15, 2011, as follows:

	Municipal
	Advantage
	(NMA	)

Capital gains distribution per share	$0.0783

106	Nuveen Investments

Board Approval of Sub-Advisory
Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements. For a discussion of these considerations, please see the shareholder report of the Funds that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	107

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

108	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	109

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

110	Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	111

Notes

112	Nuveen Investments

Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisers, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NPP	—	16,796
NMA	—	—
NMO	—	—
NAD	—	—
NXZ	—	—
NZF	—	2,742

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-B-0411D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2011